As filed with the Securities and Exchange Commission on September 8, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-05037)
Professionally Managed Portfolios
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)
(414) 765-5301
Registrant’s telephone number, including area code
Date of fiscal year end: June 30
Date of reporting period: June 30, 2011

Item 1.  Report to Stockholders.

BROWN ADVISORY FUNDS

ANNUAL REPORT

June 30, 2011

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Flexible Value Fund

Brown Advisory Small-Cap Growth Fund

Brown Cardinal Small Companies Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Intermediate Income Fund

The views in this report contained herein were those of the Funds’ investment advisor, Brown Investment Advisory Incorporated, and/or a Fund’s sub-advisor as of June 30, 2011 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2011. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders, June 30, 2011	1
Performance Chart and Analysis	3
Schedule of Investments, June 30, 2011	4
Brown Advisory Value Equity Fund
A Message to our Shareholders, June 30, 2011	5
Performance Chart and Analysis	7
Schedule of Investments, June 30, 2011	8
Brown Advisory Flexible Value Fund
A Message to our Shareholders, June 30, 2011	9
Performance Chart and Analysis	12
Schedule of Investments, June 30, 2011	13
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders, June 30, 2011	14
Performance Chart and Analysis	16
Schedule of Investments, June 30, 2011	17
Brown Cardinal Small Companies Fund
A Message to our Shareholders, June 30, 2011	18
Performance Chart and Analysis	20
Schedule of Investments, June 30, 2011	21
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders, June 30, 2011	22
Performance Chart and Analysis	24
Schedule of Investments, June 30, 2011	25
Brown Advisory Opportunity Fund
A Message to our Shareholders, June 30, 2011	27
Performance Chart and Analysis	29
Schedule of Investments, June 30, 2011	30
Brown Advisory Maryland Bond Fund
A Message to our Shareholders, June 30, 2011	31
Performance Chart and Analysis	32
Schedule of Investments, June 30, 2011	33
Brown Advisory Intermediate Income Fund
A Message to our Shareholders, June 30, 2011	39
Performance Chart and Analysis	40
Schedule of Investments, June 30, 2011	41
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	54
Notes to Financial Statements	70
Report of Independent Registered Public Accounting Firm	80
Additional Information	81

Glossary of Terms

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

Barclays Capital 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Capital Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Barclays Capital Intermediate U.S. Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index.

Barclays Capital Intermediate Government/Credit Bond Index represents intermediate and long-term government and investment-grade corporate debt securities having maturities of greater than one year.

Barclays Capital U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted index which covers the universe of fixed-rate, non-investment grade debt.

Barclays Capital U.S. Corporate Investment Grade Index is composed of publicly issued U.S. dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds have at least one year to maturity.

G-20 (more formally, the Group of Twenty Finance Ministers and Central Bank Governors) is a group of finance ministers and central bank governors from 20 economies: 19 of the world’s largest national economies, plus the European Union.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

Morgan Stanley Capital Index, Europe, Australiasia and Far East Index (“MCSI EAFE Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

The Trouble Asset Relief Program (“TARP”) is a program of the U.S. government to purchase assets and equity from financial institutions in order to strengthen its financial sector.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2011

Dear Shareholder:

During the 12-month period ended June 30, 2011, the Brown Advisory Growth Equity Fund Institutional Shares (the “Fund”) returned 36.44%. The Fund’s return was ahead of its stated benchmark, the Russell 1000 Growth Index, which returned 35.01%.

We remain consistent in our investing philosophy: By owning what in our opinion are top-quality companies with prospects for earnings growth rates that are superior to those of their competitors, we seek to achieve healthy portfolio appreciation over the long run. A sampling of the characteristics that we find many of our companies share include large and growing addressable markets, differentiated products or services that help to sustain a competitive advantage, and management teams that have the understanding and ability to navigate the competitive landscape. Lastly, when we have identified a business in which we would like to invest, we are patient enough to wait until pricing is attractive and the stock’s potential reward significantly outweighs its risk.

Over the past year, names that have helped the portfolio the most have been our holdings in companies that employ new technologies to reduce their clients’ operating costs. As corporations focus on operating profitability, names like Citrix, Salesforce.com and Cognizant have seen outsized growth in both earnings and share price.

Qualcomm has also been a top contributor as the company’s technology is incorporated into more and more handset devices globally. Additionally, as Qualcomm is paid based on handset pricing from its licensees, the increase in high-price-point smartphones and tablets has been a boon to earnings.

Another contributor over the last year has been shares of FMC Technologies. As a leading provider of subsea oil exploration technology, FMC is leveraged to the price of oil, which rose substantially as the global economy strengthened over the past year, recent volatility aside.

Alternatively, names that have hindered portfolio performance over the last 12 months have included Urban Outfitters, Cisco Systems and Express Scripts.

Urban Outfitters has been weak over the past several quarters as the company has reported on the implications of a recent fashion “miss.” Urban’s inventory management approach, in which the company keeps many stock keeping units (SKUs) but limits count of each, should help to mitigate the impact long term. Secondarily, the company’s varied sales outlets should help to reduce the length of time that the company is impacted.

Cisco Systems’ struggles have been well documented; mainly, the company faces deteriorating share as it attempts to navigate around smaller, nimbler competitors. As a result, the company’s prospects may be significantly impaired long term and have caused growth investors to question the company’s earnings prospects.

Express Scripts’ stock, a more recent holding, has been a detractor as prescription volumes were weak earlier in the year. However, as we look to reduce health care costs, Express Scripts is exposed to powerful long-term tailwinds, including higher generic and mail order volumes and greater specialty drug adoption.

During the period we made several changes to the portfolio. First, we sold our remaining position in Trimble Navigation, as shares have climbed toward the top end of our price targets. Proceeds were reinvested into National Instruments, a tech company that sells into industrial and manufacturing companies. Its line-up of products is focused in the measurement and test space. The company’s differentiating feature is that rather than a one box per chore system, they link multiple capabilities to a single interchangeable module. An important driver of its business is its lower cost solutions versus its competitors.

As discussed in prior letters, we eliminated the last of our Alberto-Culver following its purchase by Unilever, and we swapped Jacobs Engineering in favor of Fluor Corp. Lastly, we eliminated Cisco Systems, a long-term holding, from the portfolio. While Cisco is attractive to value investors, we feel that its growth prospects are now below our threshold, and we sold the stock as a result.

As we have discussed in the past, overriding market sentiment continues to draw from the macroeconomic environment. The current “wall of worry” includes a fresh round of global crises, including continuing worries over the Greek debt situation, the U.S. budget deficit debate and lingering fears of a “double-dip” recession. While all these potential ills are certainly of concern, they do not distract us from our process, which is to focus the portfolio in hopefully superior business models with high and sustainable growth rates. Once we own them, we try to “optimize” the portfolio toward those names with more upside potential versus downside risk. It is not as if we turn a blind eye to the macro cycle; rather, we try to capture any given stock’s downside exposure to a recession in our modeling of that company’s downside earnings and target price. In this way, we try not to get caught up in playing the market timer or

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2011

strategist; rather, we let the individual stock’s potential dictate our portfolio construction. In the long run, by sticking to our investment discipline, we aim to provide superior shareholder returns over time.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Growth Equity Fund
Performance Chart and Analysis
June 30, 2011

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund and measured against a broad-based securities market index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Ten
as of 6/30/11	Year	Year	Year	Year
A Shares (with sales charge)[1]	35.82%	11.12%	8.32%	3.88%
Institutional Shares[2]	36.44%	11.62%	8.84%	4.13%
Russell 1000® Growth Index	35.01%	5.01%	5.33%	2.24%
S&P 500 Index	30.69%	3.34%	2.94%	2.72%

	A Shares	Institutional Shares
Gross Expense Ratio[3]	1.47%	1.00%
Net Expense Ratio[3]	1.47%	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

[1]	Performance information for A Shares, prior to commencement of operations on May 18, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.
[2]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[3]	Per the Fund’s prospectus dated September 30, 2010.

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2011

Shares	Security Description	Value $

Common Stocks — 96.1%

Consumer Discretionary — 5.8%
238,606	Coach, Inc.	15,254,082
424,708	Urban Outfitters, Inc.*	11,955,530

		27,209,612

Consumer Staples — 6.1%
173,925	Costco Wholesale Corp.	14,129,667
215,131	Mead Johnson Nutrition Co.	14,532,099

		28,661,766

Energy — 9.9%
331,563	Canadian Natural Resources, Ltd.	13,879,227
371,733	FMC Technologies, Inc.*	16,649,921
185,380	Schlumberger, Ltd.	16,016,832

		46,545,980

Financials — 4.7%
364,766	Bank of New York Mellon Corp.	9,345,305
780,153	Charles Schwab Corp.	12,833,517

		22,178,822

Health Care — 15.6%
270,177	Covance, Inc.*	16,040,408
145,053	DaVita, Inc.*	12,563,040
292,208	Express Scripts, Inc.*	15,773,388
162,878	IDEXX Laboratories, Inc.*	12,632,818
43,089	Intuitive Surgical, Inc.*	16,033,848

		73,043,502

Industrials — 15.2%
601,552	ABB, Ltd.	15,610,274
223,793	Danaher Corp.	11,858,791
271,621	Fluor Corp.	17,563,014
164,824	Roper Industries, Inc.	13,729,839
141,099	Stericycle, Inc.*	12,574,743

		71,336,661

Information Technology — 38.8%
244,004	Accenture PLC.	14,742,723
243,188	Amphenol Corp.	13,129,721
213,123	ANSYS, Inc.*	11,651,434
65,779	Apple, Inc.*	22,080,037
164,165	Citrix Systems, Inc.*	13,133,201
189,491	Cognizant Technology Solutions Corp.*	13,897,270
603,655	Genpact Limited*	10,407,012
39,009	Google, Inc.*	19,753,377
46,416	Mastercard, Inc.	13,986,997
349,263	National Instruments Corp.	10,369,618
239,453	NetApp, Inc.*	12,638,329
293,432	QUALCOMM, Inc.	16,664,003
62,578	Salesforce.com, Inc.*	9,322,870

		181,776,592

Total Common Stocks (Cost $391,739,344) 450,752,935

Short-Term Investments — 5.0%

Money Market Funds — 5.0%
23,557,834	Invesco Liquid Assets Portfolio, 0.07%#	23,557,834

Total Short-Term Investments (Cost $23,557,834)		23,557,834

Total Investments — 101.1% (Cost $415,297,178)		474,310,769
Liabilities in Excess of Other Assets — (1.1)%		(5,385,297)

NET ASSETS — 100.0%		$468,925,472

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	38.8%
Health Care	15.6%
Industrials	15.2%
Energy	9.9%
Consumer Staples	6.1%
Consumer Discretionary	5.8%
Money Market	5.0%
Financials	4.7%
Other Assets and Liabilities	(1.1)%

100.0%

* Non-Income Producing
# Annualized seven-day yield as of June 30, 2011.

Brown Advisory Value Equity Fund
A Message to Our Shareholders
June 30, 2011

Dear Shareholder:

During the fiscal year ended June 30, 2011, the Brown Advisory Value Equity Fund Institutional Shares (the “Fund”) posted a positive return of 30.90%. During the same period, the Russell 1000 Value Index (the “Index”) increased 28.94% and the S&P 500 Index increased by 30.69%.

Leading contributors to performance this fiscal year included QUALCOMM Inc., National Oilwell Varco Inc., E.I. DuPont de Nemours & Co., Snap-On Inc. and Air Products & Chemicals Inc. Performance detractors during the fiscal year were Cisco Systems Inc., Lender Processing Services Inc., Owens-Illinois Inc., Northern Trust Corp. and Kohl’s Corp.

During the height of market stress during the early months of 2009, we made a considerable number of investments in the very depressed industrial and energy industries. Our activity over the last year in large part reflects the sale of many successful investments in these more cyclical industries. The proceeds were reinvested in existing portfolio holdings; the new names are listed below. Beyond compelling valuation, we feel our new investments generally offer market leadership, a good or improving return on capital profile, strong finances, attractive free/cash flow characteristics and low expectations.

During the year, we initiated positions in American Eagle Outfitters Inc., Apple Inc., Fluor Corp., Guess? Inc., Huntington Ingalls Industries Inc., Illinois Tool Works Inc., Kohl’s Corp. Lennox International Inc., Loews Corp., Lowe’s Cos., Northern Trust Corp. Novartis AG ADS, Occidental Petroleum Corp., Oracle Corp., Owens-Illinois Inc., PepsiCo Inc., PNC Financial Services Group Inc., Southwestern Energy Co., VF Corp. and Walgreen Co.

Positions in the following companies were eliminated: Accenture PLC, Air Products & Chemicals Inc., Assurant Inc., Canadian Natural Resources Ltd., Deere & Co., Dover Corp., Eaton Corp., Exxon Mobil Corp., Harsco Corp., Johnson & Johnson, Lender Processing Services Inc., National Oilwell Varco Inc., Norfolk Southern Corp., Oceaneering International Inc., Proctor & Gamble Co., Snap-On Inc., Tidewater Inc. and Waters Corp.

The climate for investing remains challenging as the resolution of the great credit crisis continues to unfold across the globe. How such issues as European sovereign debt, our federal debt, our entitlement culture, persistent housing deflation, reserve currency modification and the longevity of the zero interest rate policy will precisely play out remains unclear. However, we believe it is probably a bad bet to assume that credit-driven consumption as the time-worn catalyst for recovery in the developed world is the answer. To paraphrase the Scriptures, new wine needs new wineskins, not old ones! The world is a much more complicated and interconnected economy than it was 20 years ago, and as such, the solution, in our view, is a global one that somehow has the developed world doing less consuming and more investing/producing. This political and sensitive process will take years, not quarters. This is an old theme for us, but one that we believe will be in force for a long time.

Consequently, we continue to emphasize those companies whose global market presence, innovation, financial strength and brand equity offer in our opinion above-average opportunities for profitable investment and attractive returns. Furthermore, because the valuation outlook could be impacted by higher interest rates and inflation, at some point, we continue to be focused on making sure the portfolio has low absolute and relative valuation, good secular prospects and low expectations.

Sincerely,

Richard M. Bernstein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in

Brown Advisory Value Equity Fund
A Message to Our Shareholders
June 30, 2011

domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Definitions for terms and indices are provided in the Glossary on Terms.

Brown Advisory Value Equity Fund
Performance Chart and Analysis
June 30, 2011

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund, and measured against a broad-based securities market index. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual funds. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Since Inception
as of 6/30/11	Year	Year	Year	(1/28/03)
A Shares (with sales charge)[1]	30.28%	3.96%	1.58%	7.12%
Institutional Shares[2]	30.90%	4.44%	2.09%	7.46%
Russell 1000® Value Index	28.94%	2.28%	1.15%	7.78%
S&P 500 Index	30.69%	3.34%	2.94%	7.37%

	A Shares	Institutional Shares
Gross Expense Ratio[3]	1.44%	0.97%
Net Expense Ratio[3]	1.44%	0.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

[1]	Performance information for A Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.
[2]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[3]	Per the Fund’s prospectus dated September 30, 2010.

Brown Advisory Value Equity Fund
Schedule of Investments
June 30, 2011

Shares	Security Description	Value $

Common Stocks — 95.9%

Consumer Discretionary — 9.2%
267,640	American Eagle Outfitters, Inc.	3,412,410
85,025	Guess, Inc.	3,576,151
46,610	Kohls Corp.	2,330,966
144,345	Lowe’s Companies, Inc.	3,364,682
36,085	V.F. Corp.	3,917,388

		16,601,597

Consumer Staples — 7.9%
70,670	McCormick & Co, Inc.	3,503,112
80,295	PepsiCo, Inc.	5,655,177
118,840	Walgreen Co.	5,045,946

		14,204,235

Energy — 10.8%
43,605	Diamond Offshore Drilling, Inc.	3,070,228
39,095	Occidental Petroleum Corp.	4,067,444
142,840	Southwestern Energy Co.*	6,124,979
108,260	Total S.A. ADR	6,261,758

		19,524,409

Financials — 17.3%
84,200	ACE Limited	5,542,044
71,610	American Express Co.	3,702,237
195,465	Bank of New York Mellon Corp.	5,007,814
87,210	Chubb Corp.	5,460,218
89,830	Loews Corp.	3,780,945
82,695	Northern Trust Corp.	3,800,662
68,245	The PNC Financial Services Group, Inc.	4,068,084

		31,362,004

Health Care — 15.6%
84,200	Becton, Dickinson & Co.	7,255,514
169,905	Medtronic, Inc.	6,546,440
216,515	Merck & Co., Inc.	7,640,814
109,760	Novartis AG	6,707,434

		28,150,202

Industrials — 9.4%
54,130	3M Co.	5,134,230
39,675	Fluor Corp.	2,565,386
81,195	Illinois Tool Works, Inc.	4,586,706
58,060	Lennox International, Inc.	2,500,644
30,740	Northrop Grumman Corp.	2,131,819

		16,918,785

Information Technology — 20.8%
7,532	Apple, Inc.*	2,528,266
193,965	CA, Inc.	4,430,161
297,090	Cisco Systems, Inc.	4,637,575
291,695	Dell, Inc.*	4,862,556
85,705	Harris Corp.	3,861,867
279,665	Microsoft Corp.	7,271,289
125,325	Oracle Corp.	4,124,446
106,755	QUALCOMM, Inc.	6,062,616

		37,778,776

Materials — 4.9%
131,150	EI Du Pont de Nemours & Co.	7,088,658
69,210	Owens-Illinois, Inc.*	1,786,310

		8,874,968

Total Common Stocks (Cost $151,869,538) 173,414,976

Short-Term Investments — 4.0%

Money Market Funds — 4.0%
7,324,280	Invesco Liquid Assets Portfolio, 0.07%#	7,324,280

Total Short-Term Investments (Cost $7,324,280)		7,324,280

Total Investments — 99.9% (Cost $159,193,818)		180,739,256
Other Assets in Excess of Liabilities — 0.1%		175,036

NET ASSETS — 100.0%		$180,914,292

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	20.8%
Financials	17.3%
Health Care	15.6%
Energy	10.8%
Industrials	9.4%
Consumer Discretionary	9.2%
Consumer Staples	7.9%
Materials	4.9%
Money Market Funds	4.0%
Other Assets and Liabilities	0.1%

100.0%

ADR American Depository Receipt
* Non-Income Producing
# Annualized seven-day yield as of June 30, 2011.

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
June 30, 2011

Dear Shareholder:

For the 12-month period ended June 30, 2011, the Brown Advisory Flexible Value Fund Institutional Shares (the “Fund”) increased 25.27% in value. During the same period, the S & P 500 (the “Benchmark”), the Fund’s benchmark, increased 30.69%. Though the Fund’s returns lagged the market in this period, the Fund’s results over a longer period are more favorable versus this benchmark. For the three years ended June 30, 2011, the Fund had an annualized return of 6.29% versus the benchmark return of 3.34%. Since inception on November 30, 2006, the Fund has returned -1.38% versus the benchmark return of 0.86%. We remain confident about the prospects for the portfolio holdings.

Performance returns represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Performance shown is for the Fund’s Institutional Class Shares. Performance for other share classes will vary. As stated in the current prospectus, the Fund’s Institutional Shares operating expense ratio (gross) was 1.48% for the previous fiscal year. Shares redeemed or exchanged within 14 days of purchase will be charged a 1.00% fee, subject to limited exceptions. Performance data quoted does not reflect the redemption fee. For the most recent month-end performance, please call (800) 540-6807.

Several events in the past 12 months had the potential for significant market disruption: a slower than normal pace of recovery for the U.S. economy; government debt problems in Europe; Japan’s quake, tsunami and nuclear meltdown resulting in supply chain disruptions; unrest in the Middle East; an increase in energy prices; the possibility of a budget impasse leading to a shutdown of the U.S. government as well as the possibility of a downgrade of the U.S. Treasury’s AAA rating. Despite these concerns, U.S. investment markets on the whole proved resilient, ending the annual period with nice gains across the various indices.

One of our favorite investing aphorisms comes from Bernard Baruch. Paraphrasing, everything that happens in the world affects the prices of assets and investments, but the effect is not direct. Rather, it is filtered through the emotions of market participants. Thus, similar events may have different effects depending on the aggregated emotions, mindsets and expectations of the participants at any time. The recent events were perhaps far enough away, already sufficiently within the expectations of the market, or offset by other positive factors such as valuation and economic improvement so as not to produce a large negative impact on the markets. What Baruch wrote about his experiences on Wall Street beginning over 100 years ago is still true. And with around-the-clock media coverage of the markets, perhaps it is even more so today.

There was some good news too. Osama Bin Laden is no longer a threat. The U.S. economy is improving despite its modest pace of gain. The excesses in housing and consumer debt that have slowed the recovery are decreasing, and leading economic indicators continue to trend up.

Bad news seems to travel faster than good, or at least gets more coverage. This creates uncertainty among investors who remain fearful of an economic or investment relapse to 2008. Yet we feel obtaining the current economic and investment conditions would have been viewed as a great success from the depths touched in late 2008 and early 2009. So, for us, uncertainty isn’t so much a problem as an opportunity to buy good or improving businesses at low prices. We are more inclined to worry when investors feel confident and prices are high. In general, we think we are still a good ways away from that.

Past returns and relative popularity of various assets tend to go hand in hand. This creates a paradox in which the assets that tend to offer the best future returns have often experienced a long period of disappointing returns, and vice-versa. Such has been the case with large- and medium-size companies like those in the S&P 500 in the last 10 years versus what occurred in the 1990s. For the 10-year period ended December 31, 1999, the S&P 500 outperformed other indices with annualized returns of 18.4%. Its popularity grew, and valuations expanded greatly to over 30X earnings. In the 2000s, focus shifted elsewhere, and returns for the S&P 500 trailed the alternatives with a disappointing 1.4% annualized return for the 10 years ended December 31, 2010. Despite continued earnings growth, valuations contracted back to low teens multiples of earnings.

Looking forward, we believe large-cap U.S. stocks like those in the S&P 500 are poised to potentially perform much better this coming decade. Shrinking valuation should no longer be a headwind from a lower starting point. We believe U.S. companies should continue to innovate, expand, and grow earnings and dividends at attractive rates. We are long-term bullish on this market and our ability to add to the index returns with careful stock selection based on good business, value and opportunity judgments as opposed to following the headlines and emotions of the market.

Our Flexible Value strategy searches across a broad universe to find good or improving businesses at bargain prices. Our investment approach is to profit from fluctuations in securities prices by making bargain-priced investments in businesses with attractive

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
June 30, 2011

characteristics, notably 1) favorable business economics, 2) enduring competitive advantages (to protect the favorable economics from competitive erosion), and 3) capable and trustworthy management. In short, we are looking to build a portfolio of strong businesses acquired during their bargain moments. These bargain moments often occur due to temporary investor disappointments, forced selling or significant positive change that is not yet recognized by the market.

The Fund’s strongest contributor to returns in the period was MasterCard (MA), the credit card transaction processor. We have previously commented on MA as it is the Fund’s largest holding. MasterCard has a very attractive business as a “toll collector” on the increasingly busy highway of electronic payments. MasterCard has only one strong rival, Visa (another Fund holding), and there are substantial barriers to the entry of new rivals. Overall, MasterCard enjoys enviable positioning in a very attractive industry. Even strong businesses face threats, however. For the last year or so, MasterCard’s stock price has been buffeted by uncertainty over pending regulation. Specifically, the market was concerned about how impending regulation of the debit card fees charged by banks might alter MasterCard’s negotiations with banks over the much smaller transaction fees paid to MasterCard. At the end of June, the regulators issued rules that were less worrisome than expected, and the stock capped a strong first half of 2011 with a rally. More importantly, we expect the market to refocus on the strength of MasterCard’s business now that the distraction of regulatory change is receding.

Other significant contributors to the Fund’s performance included Qualcomm (QCOM), a developer of technology for wireless communications, and Canadian National Railway (CNI), a railroad and transportation company. Both companies continue to execute well and are strong competitors within their industries. Each currently enjoys favorable business trends that give them the ability to increase pricing.

The largest performance detractor was Bank of America (BAC). The torrent of news about the banking industry’s mistakes and misdeeds has continued for four years now, and Bank of America and the businesses it acquired have generated more than their fair share of that news. We see signs that Bank of America’s business is beginning to improve, however. The bank has been working through its long list of legal problems, and loan loss provisions have steadily trended downward over the last seven quarters. Still, much uncertainty remains. The market wants to know when the bad news will stop, how big the outstanding legal liabilities will be and when loan demand from qualified borrowers will begin to return to normal. These questions cannot be answered with precision, but the stock’s price, which is below tangible book value, seems to reflect as much frustration as legitimate analytical concern. We like the odds that the market’s frustration could provide us with an attractive opportunity for the patient investor.

General Motors (GM) and Artio Global Investors Inc. (ART), an international investment advisor, also negatively impacted the Fund’s returns. We believe that the value of General Motors is not adequately reflected in the current share price, so we continue to hold the shares. Artio Global Investors has been a disappointing investment, and we expect to sell the remaining shares.

We initiated a number of new holdings in the period. The largest three purchases were Kinder Morgan Inc. (KMI), Express Scripts (ESRX) and Southwestern Energy (SWN). We eliminated shares of Magellan Midstream Partners L.P. (MMP), an energy pipeline and storage company, in favor of KMI, also a pipeline company but with a higher expected growth rate than MMP. We view KMI as a “toll collector,” similar to MasterCard. Express Scripts is the leading pharmacy benefits manager, and we expect it to create value for its customers and shareholders as it consolidates other pharmacy benefit managers (PBMs) into its business model. Southwestern Energy, a natural gas exploration and production company, was purchased in part with proceeds from the sale of Canadian Natural Resources (CNQ). We believe that SWN, a well-managed, low-cost producer of natural gas, was a more attractive investment due to the depressed price of gas relative to oil.

Mindful of Baruch’s aphorism about events, emotions and prices, we aim to be sensible about the opportunities and risks as we invest the funds entrusted to us. We appreciate your confidence in our investment management.

Sincerely,

R. Hutchings Vernon
Portfolio Manager

Michael L. Foss
Portfolio Manager

Nina K. Yudell
Portfolio Manager

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
June 30, 2011

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Value Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

The Standard & Poor’s AAA Bond Rating is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Flexible Value Fund
Performance Chart and Analysis
June 30, 2011

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund, and measured against the broad-based securities market index. The S&P 500 (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual funds. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Since Inception
as of 6/30/11	Year	Year	(11/30/06)
A Shares (with sales charge)[1]	25.18%	5.94%	-1.63%
Institutional Shares[2,3]	25.27%	6.29%	-1.38%
S&P 500 Index	30.69%	3.34%	0.20%

	A Shares	Institutional Shares
Gross Expense Ratio[4]	1.70%	1.48%
Net Expense Ratio[4]	1.35%	1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

[1]	Performance information for A Shares, prior to commencement of operations on January 24, 2007, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 4.75%.
[2]	Commenced operations on November 30, 2006.
[3]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[4]	Per the Fund’s prospectus dated September 30, 2010.

Brown Advisory Flexible Value Fund
Schedule of Investments
June 30, 2011

Shares	Security Description	Value $

Common Stocks — 97.2%

Consumer Discretionary — 17.3%
15,170	Aarons, Inc.	428,704
19,940	Carmax, Inc.*	659,416
13,596	General Motors Co.*	412,775
8,300	Kohls Corp.	415,083
25,590	Lowe’s Companies, Inc.	596,503
7,715	Scripps Networks Interactive, Inc.	377,109
7,600	Time Warner Cable, Inc.	593,104
11,431	TJX Companies, Inc.	600,470
20,105	Walt Disney Co.	784,899

		4,868,063

Consumer Staples — 6.4%
5,125	Costco Wholesale Corp.	416,355
20,810	Kraft Foods, Inc.	733,137
9,180	Pepsico, Inc.	646,547

		1,796,039

Energy — 14.8%
6,800	Diamond Offshore Drilling, Inc.	478,788
5,055	Exxon Mobil Corp.	411,376
1	Kinder Morgan Management, LLC*	66
26,784	Kinder Morgan, Inc.	769,504
8,430	Occidental Petroleum Corp.	877,057
16,200	Southwestern Energy Co.*	694,656
9,200	Total S.A. ADR	532,128
10,869	World Fuel Services Corp.	390,523

		4,154,098

Financials — 17.5%
11,130	American Express Co.	575,421
7,389	Artio Global Investors, Inc.	83,496
45,205	Bank of America Corp.	495,447
16,646	Berkshire Hathaway, Inc. — Class B*	1,288,234
5,750	Franklin Resources, Inc.	754,917
3,445	Goldman Sachs Group, Inc.	458,495
3,845	RenaissanceRe Holdings Ltd.	268,958
35,480	Wells Fargo Co.	995,569

		4,920,537

Health Care — 11.3%
11,895	Express Scripts, Inc.*	642,092
7,395	Johnson & Johnson	491,915
18,325	Merck & Co., Inc.	646,690
27,150	Pfizer, Inc.	559,290
10,555	Wellpoint, Inc.	831,417

		3,171,404

Industrials — 7.4%
13,070	Canadian National Railway Co.	1,044,293
6,400	Lennox International, Inc.	275,648
8,635	United Technologies Corp.	764,284

		2,084,225

Information Technology — 18.1%
2,701	Google, Inc.*	1,367,732
2,525	International Business Machines Corp.	433,164
4,710	Mastercard, Inc.	1,419,312
33,570	Microsoft Corp.	872,820
12,470	QUALCOMM, Inc.	708,171
3,150	Visa, Inc.	265,419

		5,066,618

Materials — 1.3%
4,469	Sherwin-Williams Co.	374,815

Telecommunication Services — 3.1%
10,155	Crown Castle International Corp.*	414,222
4,400	Millicom International Cellular SA	456,500

		870,722

Total Common Stocks (Cost $22,800,292) 27,306,521

Warrants — 0.4%
12,000	Wells Fargo Co.*	111,720

Total Warrants (Cost $92,400) 111,720

Short-Term Investments — 3.4%

Money Market Funds — 3.4%
961,026	Invesco Liquid Assets Portfolio, 0.07%#	961,026

Total Short-Term Investments (Cost $961,026)		961,026

Total Investments — 101.0% (Cost $23,853,718)		28,379,267
Liabilities in Excess of Other Assets — (1.0)%		(292,691)

NET ASSETS — 100.0%		$28,086,576

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	18.1%
Financials	17.5%
Consumer Discretionary	17.3%
Energy	14.8%
Health Care	11.3%
Industrials	7.4%
Consumer Staples	6.4%
Money Market	3.4%
Telecommunication Services	3.1%
Materials	1.3%
Warrants	0.4%
Other Assets and Liabilities	(1.0)%

100.0%

ADR	American Depository Receipt

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2011.

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2011

Dear Shareholder:

During the one-year period ended June 30, 2011, the Brown Advisory Small-Cap Growth Fund Institutional Shares (the “Fund”) returned 42.44%. The Russell 2000 Growth Index returned 43.50% over the same period. Our strategy continues to focus on our efforts to achieve better than market returns, while taking on less portfolio risk. We employ a bottom-up, fundamental stock selection process to construct in what our opinion is a diversified portfolio of favorably skewed risk/return opportunities. Our long-term, non-benchmark-oriented investment approach will likely continue to lead to substantial short-term divergence from the underlying asset class from time to time, but it provides the portfolio with what we feel is the best chance to achieve its goal of substantial outperformance over a market cycle.

Our attraction to smaller capitalization growth companies exists for a variety of reasons. First, the businesses have not suffered from the law of large numbers, which enabled superior long-term revenue and earnings growth. Second, due to a relative lack of history and broad research coverage, it is possible to achieve informational and analytical insights into company-specific value drivers that allow for differentiated or non-consensus views regarding its risk and return potential. Third, and in addition to the idiosyncratic factors that make the asset class attractive, there is an element of systemic momentum, to both the upside and downside, that could potentially allow an investor to profit. This has been particularly true of late, when the majority of small-cap issues have vacillated back and forth based on the macroeconomic outlook. The further down the market capitalization an investor goes, historically the more sensitive the securities have been to interest rates, liquidity, credit spreads and the issue du jour, sovereign debt crises. However, although this has caused substantial (and sometimes frustrating) periods of short-term relative performance, it has enabled bottom-up investors anchored to analyses of security prices versus security value to have an opportunity to use extremes to better position a portfolio for the future. In short, one can trim/sell into lofty expectations and valuations and add/buy into depressed expectations and valuations. Our strategy is to exploit the inefficiencies of these extremes at the individual company level in our effort to achieve superior risk-adjusted returns.

Our sector returns and overweights in technology and industrials generated strong absolute and relative performance for the Fund. Technology stocks benefited from pent-up demand from the corporate sector coming out of the recession. Companies continue to drive productivity through technology, avoiding the fixed cost and contingent liabilities of labor expansion. Industrials demonstrated the substantial operating leverage in their business models as the global economy recovered off depressed levels. In general, the boom-bust cycles of the past decade have caused management teams to be highly cautious of any expansionary environment, which has created a profit cycle that has driven the equity market substantially higher. Our overweight to health care, which was much maligned due to concerns over the impact of the implementation of President Obama’s reform agenda, was the largest drag on relative performance. Lastly, our overall results were also buoyed by significant merger and acquisition (M&A) activity in the asset class.

The top five contributors to performance during the 12 months were 3Par, Informatica, Oceaneering, Pegasystems and UTI Worldwide. 3Par rose over 250% when it became the target of a take-over battle between Dell and Hewlett-Packard as both companies desired a greater presence in the next-generation storage market. Informatica leveraged its leading position in the business intelligence market to a 145% gain driven by a recovery in technology spending, the launch of Informatica 9 and the arrival of “Big Data.” Oceaneering International, a manufacturer and operator of deep-sea remotely operated vehicles (ROVs) for the energy sector, saw its earnings recover dramatically with the price of oil, moving the stock over 80% higher. Pegasystems, a leader in the business process management (BPM) software market, has been a core technology holding over the last couple years, but the position size has fluctuated substantially based on valuation. Having been aggressive in purchasing the stock near the $20 level following a disappointing quarter, the portfolio benefited substantially from the greater than +45% rise in the shares. UTI Worldwide is a global third-party contract management and logistics company that recovered from depressed levels along with the economy. Internally, the company is demonstrating improved operating performance as a new management team dramatically streamlines and integrates its operations.

The greatest detractors during the period occurred due to company-specific rather than common macroeconomic issues. American Public Education, a for-profit, postsecondary education company, was dragged down in excess of 20% due to a slow-down in its military enrollment. The decline was exacerbated by concerns over increased regulation and oversight of the for-profit sector in general. Nuvasive, a medical device company that specializes in minimally invasive spine surgery, was negatively impacted by uncertainty surrounding health care reform and reimbursement issues. CitiTrends, an urban retailer, saw a further deceleration in same-store-sales for a variety of reasons. Despite the slow-down, management continued to expand its store base aggressively, causing concern that the underlying issues with the store concept were not being properly addressed. Vitacost.com, an online retailer of nutritional products, experienced manufacturing problems that slowed revenue growth, thus missing investors’ expectations. Finally,

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2011

Applied Micro Circuits, a network semiconductor manufacturer, witnessed a push-out of optical transport network spending. This led to disappointment surrounding near-term levels of profitability. Thankfully, the vast majority of our poorly performing companies were small positions at the bottom of the portfolio. Four out of the five stocks mentioned were sold, leaving only Applied Micro Circuits.

Since the end of the “Great Recession,” small-cap equities have experienced substantial gains. With an assortment of potentially long-lasting ramifications due to the fiscal and monetary actions taken to arrest the economy’s free fall, our focus on portfolio diversification, price vs. value, and potential risk/return has never been greater. Our strategy remains committed to the goal of driving above-average long-term returns, but just as important is the understanding, monitoring and controlling, to the best of our ability, the risk assumed to achieve them.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Timothy W. Hathaway, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Small-Cap Growth Fund
Performance Chart and Analysis
June 30, 2011

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Ten
as of 6/30/11	Year	Year	Year	Year
A Shares (with sales charge)[1]	41.68%	8.15%	7.83%	2.94%
Institutional Shares[3]	42.44%	8.64%	8.39%	3.22%
Russell 2000® Growth Index	43.50%	8.35%	5.79%	4.63%

				Since
Average Annual Total Return	One	Three	Five	Inception
as of 6/30/11	Year	Year	Year	(9/20/02)
D Shares[2]	42.46%	8.53%	8.15%	12.54%
Russell 2000® Growth Index	43.50%	8.35%	5.79%	11.73%

	A Shares	D Shares	Institutional Shares
Gross Expense Ratio[4]	1.69%	1.19%	1.22%
Net Expense Ratio[4]	1.69%	1.19%	1.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

[1]	Performance information for A Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.
[2]	Commenced operations on September 20, 2002. Effective April 25, 2006, the Fund ceased the public offering of D Shares.
[3]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[4]	Per the Fund’s prospectus dated September 30, 2010.

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2011

Shares	Security Description	Value $

Common Stocks — 96.3%
Consumer Discretionary — 15.0%
222,572	Ann, Inc.*	5,809,130
62,318	Ascent Media Corp.*	3,300,984
154,913	GameStop Corp.*	4,131,530
121,962	Harman International Industries, Inc.	5,557,808
338,489	Knology, Inc.*	5,026,562
123,014	National CineMedia, Inc.	2,080,167
88,868	Sotheby’s	3,865,758
70,119	Vitamin Shoppe, Inc.*	3,208,645

		32,980,584

Energy — 6.8%
44,838	Dresser-Rand Group, Inc.*	2,410,043
29,828	Dril-Quip, Inc.*	2,023,233
52,314	Oceaneering International, Inc.*	2,118,717
232,259	World Fuel Services Corp.	8,345,066

		14,897,059

Health Care — 23.4%
175,029	Covance, Inc.*	10,391,472
159,776	Dexcom, Inc.*	2,315,154
106,396	Gen-Probe, Inc.*	7,357,283
114,849	Henry Schein, Inc.*	8,222,040
49,627	IDEXX Laboratories, Inc.*	3,849,070
92,167	Masimo Corp.	2,735,517
106,951	Momenta Pharmaceuticals, Inc.*	2,081,266
106,088	Seattle Genetics, Inc.*	2,176,926
72,196	SXC Health Solutions Corp.*	4,253,788
96,837	United Therapeutics Corp.*	5,335,719
88,290	Volcano Corporation*	2,850,884

		51,569,119

Industrials — 22.6%
175,725	Actuant Corp.	4,714,702
24,602	American Science & Engineering, Inc.	1,968,160
84,552	Graco, Inc.	4,283,404
111,881	IDEX Corp.	5,129,743
228,784	Interline Brands, Inc.*	4,202,762
254,594	Knight Transportation, Inc.	4,325,552
26,219	Lindsay Corp.	1,803,867
87,603	MSC Industrial Direct Co., Inc.	5,808,955
166,620	Roadrunner Transportation Services Holdings, Inc.*	2,512,630
63,130	Sensata Technologies Holding NV*	2,376,845
42,423	Titan Machinery, Inc.*	1,220,934
224,459	UTi Worldwide, Inc.	4,419,598
22,180	Valmont Industries, Inc.	2,137,930
148,831	Waste Connections, Inc.	4,722,408

		49,627,490

Information Technology — 26.9%
38,048	ANSYS, Inc.*	2,080,084
341,961	Applied Micro Circuits Corp.*	3,029,774
102,473	CommVault Systems, Inc.*	4,554,925
313,127	DemandTec, Inc.*	2,849,456
288,954	EXFO, Inc.*	2,248,062
20,360	FactSet Research Systems, Inc.	2,083,235
244,556	Genpact Limited*	4,216,145
114,446	Global Payments, Inc.	5,836,746
73,728	Informatica Corp.*	4,307,927
61,381	Interactive Intelligence, Inc.*	2,151,404
142,997	IntraLinks Holdings, Inc.*	2,470,988
151,218	Microsemi Corp.*	3,099,969
140,754	Pegasystems, Inc.	6,552,100
52,804	Polycom, Inc.*	3,395,297
99,804	RightNow Technologies, Inc.*	3,233,650
43,815	Ultimate Software Group, Inc.*	2,384,850
200,321	Volterra Semiconductor Corp.*	4,939,916

		59,434,528

Materials — 1.6%
62,299	Rockwood Holdings, Inc.*	3,444,512

Total Common Stocks (Cost $151,048,838) 211,953,292

Private Placements — 0.4%
8,600	Greenspring Global Partners IV-B, L.P.*ˆ	927,323

Total Private Placements (Cost $859,668)		927,323

Short-Term Investments — 3.4%
Money Market Funds — 3.4%
7,395,616	Invesco Liquid Assets Portfolio, 0.07%#	7,395,616

Total Short-Term Investments (Cost $7,395,616)		7,395,616

Total Investments — 100.1% (Cost $159,304,122)		220,276,231
Liabilities in Excess of Other Assets — (0.1)%		(211,445)

NET ASSETS — 100.0%		$220,064,786

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	26.9%
Health Care	23.4%
Industrials	22.6%
Consumer Discretionary	15.0%
Energy	6.8%
Money Market	3.4%
Materials	1.6%
Private Placements	0.4%
Other Assets and Liabilities	(0.1)%

100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2011.
ˆ	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Security is considered illiquid. At June 30, 2011, the total market value of securities considered illiquid was $927,323 or 0.4% of net assets. Security is fair valued under supervision of the Board of Trustees and was acquired from February, 2008 to June, 2011 as part of a $2,000,000 capital commitment. At June 30, 2011, $859,668 of the capital commitment has been fufilled by the Fund.

Brown Cardinal Small Companies Fund
A Message to Our Shareholders
June 30, 2011

Dear Shareholder:

During the 12-month period ended June 30, 2011, the Brown Cardinal Small Companies Fund Institutional Shares (the “Fund”) increased 31.49% in value. During the same period, the Russell 2000 (the “Index”), the Fund’s benchmark, increased 37.41%.

U.S. economic growth improved slightly during the second half of 2010, moving from anemic to modest growth; however, the increasing signs of improvement showed a marked deceleration during the second quarter of 2011. Concern that the economy would slip back into recession was exacerbated by credit market fears raised by the European sovereign debt crisis and politics being played with the U.S. government debt ceiling. As expected, monetary policy remained supportive as the Federal Reserve reiterated its intention to keep interest rates low for an extended period even as QE2 concluded. Despite heightened economic uncertainty, merger and acquisition activity remained robust during the past 12 months: Valuations remained attractive and credit was available at low rates for most publicly traded companies. With the markets already assuming that Congress will raise the U.S. debt ceiling prior to a default, equity markets rallied in relief at the end of the recent second quarter after the passage of Greece’s $41 billion austerity program.

The Fund lagged the Index primarily as a result of stock selection in the information technology and energy sectors as well as the drag from residual cash in a rising equity market. Within the technology sector, Global Cash Access, which provides cash access to customers within casinos, accounted for about half of Cardinal’s overall performance deficit for the year. The stock fell after its largest customer chose alternative suppliers and reduced guidance due to weak gambling trends. Although Global Cash has re-signed all of its other key customers, we are looking for more consistent revenue trends before adding. Within the energy sector, the returns of our less commodity-sensitive holdings lagged the stocks of the more cyclical oil and gas companies within the Index. The primary contributors to our relative performance during the year were strong selection in the financial services and consumer discretionary sectors. Within financials, shares of Affiliated Managers Group appreciated significantly as the company’s assets under management grew nicely, the result of positive funds flows and a strong equity market. Cash America stock price also rose sharply after the threat of adverse payday lending legislation in Texas ended. Within the consumer discretionary sector, MDC Partners’ share price benefited from strong operating results and being added to the Russell Indices, and the stock price of IAC/Interactive Corp rose on strong results in its Internet search and match.com businesses.

During the 12-month period ended June 30, 2011, five significant new positions were added to the portfolio, including IAC/InterActive Corp, a collection of Internet-based businesses including match.com and ask.com, DG Fastchannel, an advertising services provider, Six Flags, a theme park operator, InterDigital, a patent-licensor, and Oasis Petroleum, an oil and gas producer. Argon ST was purchased by Boeing, while B&G Foods and Ralcorp were sold on price appreciation. H.B. Fuller and Speedway Motorsports were sold due to better relative value opportunities in other names.

Our investment outlook for the remainder of 2011 is cautiously optimistic as fiscal and monetary policy remains accommodative and credit conditions improve despite the sluggish economy.

Equity valuations continue to be attractive despite poor market sentiment. Cardinal’s approach of opportunistically buying what in our opinion are sound, free cash flow producing businesses at inexpensive valuations has generated attractive long-term returns, and we believe it should continue do so. One key reason is that the investment opportunities that we look for arise from structural inefficiencies that are not dependent on market conditions. As expected, our portfolio company managements have continued to

Brown Cardinal Small Companies Fund
A Message to Our Shareholders
June 30, 2011

aggressively redeploy their free cash flow in accretive ways, including acquisitions and share repurchases. These actions should benefit 2011 results, and may bode well for the future.

Sincerely,

Amy Minella
Portfolio Manager

Gene Fox
Portfolio Manager

Rob Kirkpatrick
Portfolio Manager

Rachel Matthews
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure. The value of the Fund’s investment s in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Cardinal Small Companies Fund
Performance Chart and Analysis
June 30, 2011

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Value Index (“Value Index”) and the Russell 2000® Index (“Index”) measure the performance of the small-cap value segment of the U.S. equity universe. The Value Index includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest issuers based on a combination of their market cap and current index membership. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Since Inception
as of 6/30/11	Year	Year	Year	(10/31/03)
A Shares (with sales charge)[1]	30.84%	7.05%	2.21%	7.51%
Institutional Shares[2]	31.49%	7.57%	2.76%	7.90%
Russell 2000® Index	37.41%	7.77%	4.08%	3.01%
Russell 2000® Value Index	31.35%	7.09%	2.24%	1.64%

	A Shares	Institutional Shares
Gross Expense Ratio[3]	1.76%	1.29%
Net Expense Ratio[3]	1.76%	1.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

[1]	Performance information for A Shares, prior to commencement of operations on May 1, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.
[2]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[3]	Per the Fund’s prospectus dated September 30, 2010.

Brown Cardinal Small Companies Fund
Schedule of Investments
June 30, 2011

Shares	Security Description	Value $

Common Stocks — 89.1%

Consumer Discretionary — 12.9%
36,416	AFC Enterprises, Inc.*	599,043
57,100	American Eagle Outfitters, Inc.	728,025
10,100	American Public Education, Inc.*	449,551
24,200	Ascena Retail Group, Inc.*	824,010
23,500	Helen of Troy Limited*	811,455
110,004	MDC Partners, Inc.	1,986,672
47,200	Six Flags Entertainment Corp.	1,767,640
65,875	Stage Stores, Inc.	1,106,700
25,400	Valassis Communications, Inc.*	769,620
93,355	The Wendy’s Company	473,310

		9,516,026

Energy — 5.5%
39,300	Oasis Petroleum, Inc.*	1,166,424
76,100	Resolute Energy Corp.*	1,229,776
46,400	World Fuel Services Corp.	1,667,152

		4,063,352

Financials — 16.9%
16,939	Affiliated Managers Group, Inc.*	1,718,462
193,500	CapitalSource, Inc.	1,248,075
37,591	Cash America International, Inc.	2,175,391
147,200	Cypress Sharpridge Investments, Inc.	1,885,632
131,200	Hercules Technology Growth Capital, Inc.	1,380,224
122,777	Nelnet, Inc. — Class A	2,708,460
107,500	Northwest Bancshares, Inc.	1,352,350

		12,468,594

Health Care — 5.9%
29,698	Chemed Corp.	1,945,813
24,155	Teleflex, Inc.	1,474,904
20,700	West Pharmaceutical Services, Inc.	905,832

		4,326,549

Industrials — 22.8%
42,200	Atlas Air Worldwide Holdings, Inc.*	2,511,322
31,600	Brink’s Co.	942,628
217,792	CBIZ, Inc.*	1,602,949
128,500	Dolan Media Co.*	1,088,395
55,000	GrafTech International Ltd.*	1,114,850
25,000	Insituform Technologies, Inc.*	524,250
74,300	Kaman Corp.	2,635,422
107,800	KAR Auction Services, Inc.*	2,038,499
101,800	R.R. Donnelley & Sons Co.	1,996,298
48,429	Teledyne Technologies, Inc.*	2,438,884

		16,893,497

Information Technology — 20.5%
18,926	ACI Worldwide, Inc.*	639,131
55,500	Acxiom Corp.*	727,605
29,200	Broadridge Financial Solutions, Inc.	702,844
115,000	Convergys Corp.*	1,568,600
60,900	DG Fastchannel, Inc.*	1,951,845
177,100	Global Cash Access Holdings, Inc.*	563,178
64,200	InterActiveCorp.*	2,450,514
34,200	InterDigital, Inc.	1,397,070
78,704	j2 Global Communications, Inc.*	2,221,814
12,568	Liquidity Services, Inc.*	296,730
68,275	Progress Software Corp.*	1,647,476
47,100	SRS Labs, Inc.*	451,689
34,000	ValueClick, Inc.*	564,400

		15,182,896

Materials — 4.6%
72,800	Silgan Holdings, Inc.	2,982,616
104,700	United States Antimony Corp.*	397,860

		3,380,476

Total Common Stocks (Cost $44,076,860) 65,831,390

Real Estate Investment Trusts — 7.2%
25,902	Entertainment Properties Trust	1,209,623
48,300	Government Properties Income Trust	1,305,066
35,600	Hatteras Financial Corp.	1,004,988
78,100	Medical Properties Trust, Inc.	898,150
44,500	Starwood Property Trust, Inc.	912,695

		5,330,522

Total Real Estate Investment Trusts (Cost $4,604,260)		5,330,522

Short-Term Investments — 4.0%
Money Market Funds — 4.0%
2,968,028	Invesco Liquid Assets Portfolio, 0.07%#	2,968,028

Total Short-Term Investments (Cost $2,968,028)		2,968,028

Total Investments — 100.3% (Cost $51,649,148)		74,129,940
Liabilities in Excess of Other Assets — (0.3)%		(234,994)

NET ASSETS — 100.0%		$73,894,946

PORTFOLIO HOLDINGS
% of Net Assets

Industrials	22.8%
Information Technology	20.5%
Financials	16.9%
Consumer Discretionary	12.9%
Real Estate Investment Trusts	7.2%
Health Care	5.9%
Energy	5.5%
Materials	4.6%
Money Market	4.0%
Other Assets and Liabilities	(0.3)%

100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2011.

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2011

Dear Shareholder:

During the 12-month period ended June 30, 2011, the Small-Cap Fundamental Value Fund (the “Fund”) increased 48.20%. During the same period, the Russell 2000 Value, the Fund’s benchmark, increased 31.35%.

The outperformance resulted from strong performance from many of the Fund’s investments as well as from the Fund’s sector underweight positioning in financials (23% vs. 37%) and its overweight position in energy (12% vs. 7%). Since inception, the Fund has consistently been underweight the financial sector. This is a result of a number of factors, including general concern about the state of the banking sector, expensive valuation levels within the REIT subsector of financials and more attractive opportunities outside of financials. While the Financials sector has lagged other sectors over the 12-month period, the Fund has been adding many new, albeit smaller, positions, especially since the beginning of 2011. The Fund has had an overweight position in the energy sector due to the attractive valuations and investment opportunities specifically within energy services. In both cases, the Fund benefited from individual security selection within the sectors.

The Fund experienced the greatest level of activity within its financial sector investments. Specifically, the Fund added 16 names and exited 10. The names that were exited were typically below-average position sizes that either had reached their target valuations or it was determined that the investment thesis was not intact. The fund has built meaningful positions in several specialty finance companies, including Cypress Sharpridge Investments Inc. (Cypress), Horizon Technology Finance Corp. (Horizon) and Starwood Property Trust Inc. (Starwood). Consistent with our previous investments in the specialty finance space, each company owns and invests in loans or other financial assets that generate attractive risk-adjusted yields. By buying at attractive prices, the Fund has been able to capture significantly above-market dividend yields with the potential for capital appreciation.

The Fund also acquired three positions in the insurance sector, including Tower Group Inc. (Tower Group), American Equity Life (American Equity) and Maiden Holdings Ltd. (Maiden). The Fund was attracted to the high return on equity generated by each and the low valuation relative to tangible book value. The largest position, Tower Group, is a niche property and casualty (P&C) insurance company with what we view as an attractive capital position, acquired at a discounted valuation. While the core business is valuable, there is also significant value in the insurance exchange that it gained control of when it acquired the renewal rights from OneBeacon Insurance Group, which we believe has the potential to grow to be a sizable source of fee income.

The Fund also acquired a stake in Tower Bancorp (Tower Bancorp), which operates in south central Pennsylvania. The Fund acquired a position in Tower Bancorp after it completed a capital raise to finance an acquisition of another Pennsylvania bank. South central Pennsylvania has favorable demographics, and a number of regional banks have expressed interest in growing in the area. In June, Susquehanna Bancorp announced the acquisition of Tower Bancorp.

The Fund added five names in other sectors as well. Sizable positions included two focused on the sensors business, Sensata Technologies Holdings N.V. (Sensata) and Measurement Specialties Inc. (Measurement). Each of these should benefit from a long-term growth trend in the use of industrial sensors. Another investment in the industrial sector that was acquired during this period was Brady Corp. (Brady). Brady is a significant supplier of safety and security products to businesses. With low price points and a broad selection, Brady has a significant level of recurring sales.

In addition to the sales of specific names in which the initial investment thesis had altered, the Fund also exited several positions that were acquired. In one situation, Gymboree Corp. (Gymboree), a children’s clothes retailer, a financial buyer executed a leveraged buyout at a cash price. In another, Robbins & Myers Inc., a strategic buyer acquired T-3 Energy Services (T-3), an oilfield services company, in a stock and cash transaction. The Fund exited T-3 after the announcement, but prior to consummation of the transaction. Hughes Communications Inc. (Hughes) is the dominant provider of broadband Internet delivered to consumer and businesses via satellites. Hughes put itself up for sale and was sold at an attractive premium in a transaction that closed during the second quarter.

Hughes and Kraton Performance Polymers Inc. (Kraton) were two of the Fund’s largest positions and correspondingly, the largest contributors to performance. Kraton, a specialty chemical company, was also acquired at a significant discount and benefited from a return on capital-driven sales philosophy that has manifested itself through successively improved financial performance over the course of the year.

Notable detractors from performance included Park Sterling Corp. (Park Sterling), Comtech Telecommunications Corp. (Comtech) and Lender Processing Services Inc. (LPS). Park Sterling failed to execute on a stated merger and acquisition (M&A) strategy.

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2011

Comtech lost a significant government contract, and LPS had significant concerns raised surrounding a potential legal liability at one of its subsidiaries. In each case, the Fund exited its position.

The Fund has remained consistent in its approach to investments. The Fund invests in companies that in our opinion generate significant amounts of free cash flow and have management teams that allocate cash flow in a manner that has built shareholder value. This consists of a prudent level of reinvestment, well-executed mergers and acquisitions, and capital returned to shareholders through dividends and thoughtful share repurchases. In each circumstance, the Fund strives to acquire these investments at attractive prices.

Sincerely,

David Schuster, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Small-Cap Fundamental Value Fund
Performance Chart and Analysis
June 30, 2011

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund, and measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual funds. Investors cannot invest directly in an index.

Average Annual Total Return	One	Since Inception
as of 6/30/11	Year	(12/31/08)
Institutional Shares[1]	48.20%	26.59%
Russell 2000® Value Index	31.35%	19.44%

Institutional Shares
Gross Expense Ratio[2]	1.46%
Net Expense Ratio[2]	1.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects voluntary fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

[1]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[2]	Per the Fund’s prospectus dated September 30, 2010.

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2011

Shares	Security Description	Value $

Common Stocks — 89.1%

Consumer Discretionary — 18.3%
96,017	American Greetings Corp.	2,308,249
41,566	Ann, Inc.*	1,084,873
49,882	Ascent Media Corp.*	2,642,249
60,884	Cato Corp.	1,753,459
79,186	GameStop Corp.*	2,111,891
59,959	Helen of Troy Limited*	2,070,384
263,962	Knology, Inc.*	3,919,835
30,050	Liberty Media-Starz*	2,260,962
367,067	Wet Seal, Inc.*	1,640,789

		19,792,691

Consumer Staples — 3.1%
50,429	Casey’s General Stores, Inc.	2,218,876
57,672	Spartan Stores, Inc.	1,126,334

		3,345,210

Energy — 8.8%
74,336	Gulf Island Fabrication, Inc.	2,399,566
19,326	Oceaneering International, Inc.*	782,703
177,564	RigNet, Inc.*ˆ	3,018,588
90,050	World Fuel Services Corp.	3,235,497

		9,436,354

Financials — 17.9%
77,234	American Equity Investment Life Holding Co.	981,644
222,930	Capitol Federal Financial, Inc.	2,621,657
152,456	Cypress Sharpridge Investments, Inc.	1,952,961
385,301	GFI Group, Inc.	1,768,532
34,516	HCC Insurance Holdings, Inc.	1,087,254
129,105	Horizon Technology Finance Corp.	2,043,732
80,225	Maiden Holdings Ltd.	730,048
165,201	NewStar Financial, Inc.*	1,764,347
49,880	Oritani Financial Corp.	637,965
91,412	Pacific Premier Bancorp, Inc.*ˆ	585,037
121,390	Renasant Corp.	1,758,941
51,849	Tower Bancorp, Inc.	1,420,663
79,772	Tower Group, Inc.	1,900,168

		19,252,949

Health Care — 5.1%
21,458	Air Methods Corp.*	1,603,771
40,376	Amerigroup Corp.*	2,845,297
48,489	Immucor, Inc.*	990,145

		5,439,213

Industrials — 12.1%
101,786	Actuant Corp.	2,730,918
54,444	Brady Corp.	1,745,474
59,171	Brink’s Co.	1,765,071
34,390	Lennox International, Inc.	1,481,177
29,375	Sensata Technologies Holding NV*	1,105,969
146,345	TriMas Corp.*	3,622,039
25,846	UTi Worldwide, Inc.	508,908

		12,959,556

Information Technology — 16.6%
117,511	Broadridge Financial Solutions, Inc.	2,828,490
31,178	DST Systems, Inc.	1,646,198
111,433	Echostar Corp.*	4,059,504
39,267	MAXIMUS, Inc.	3,248,560
69,489	Measurement Specialties, Inc.*	2,480,757
99,141	Total System Services, Inc.	1,842,040
101,582	Vishay Precision Group, Inc.*	1,714,704

		17,820,253

Materials — 7.2%
140,899	KMG Chemicals, Inc.	2,372,739
83,520	Kraton Performance Polymers, Inc.*	3,271,479
48,338	LSB Industries, Inc.*	2,074,667

		7,718,885

Total Common Stocks (Cost $79,167,647)		95,765,111

Real Estate Investment Trusts — 2.8%
50,305	Agree Realty Corp.	1,123,311
91,850	Starwood Property Trust, Inc.	1,883,843

		3,007,154

Total Real Estate Investment Trusts (Cost $3,114,127)		3,007,154

Investment Companies — 2.0%
351,884	MCG Capital Corp.	2,139,455

Total Investment Companies (Cost $2,109,512)		2,139,455

Short-Term Investments — 7.7%

Money Market Funds — 7.7%
8,329,625	Invesco Liquid Assets Portfolio, 0.07%#	8,329,625

Total Short-Term Investments (Cost $8,329,625)		8,329,625

Total Investments — 101.6% (Cost $92,720,911)		109,241,345
Liabilities in Excess of Other Assets — (1.6)%		(1,704,043)

NET ASSETS — 100.0%		$107,537,302

The accompanying notes are an integral part of these financial statements.

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2011

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Discretionary	18.3%
Financials	17.9%
Information Technology	16.6%
Industrials	12.1%
Energy	8.8%
Money Market	7.7%
Materials	7.2%
Health Care	5.1%
Consumer Staples	3.1%
Real Estate Investment Trusts	2.8%
Investment Companies	2.0%
Other Assets and Liabilities	(1.6)%

100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2011.
ˆ	A portion of these securities are considered illiquid. At June 30, 2011, the total market value of securities considered illiquid was $2,352,402 or 2.2% of net assets.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Opportunity Fund Institutional Shares
A Message to Our Shareholders
June 30, 2011

Dear Shareholder:

During the 12-month period ended June 30, 2011, the Brown Advisory Opportunity Fund Institutional Shares (the “Fund”) increased 35.45% in value. During the same period, the Russell 3000 Index (the “Index”), the Fund’s benchmark, increased 32.37%.

Considering what has arguably been a series of very frightening global crises over the past year — a massive oil spill, lingering sovereign debt concerns, fears of a nuclear meltdown in Japan — the market’s continued upward trajectory over the past year has been remarkable. The current “wall of worry” includes a fresh round of global crises, including continuing worries over the Greek debt situation, the U.S. budget deficit debate, and lingering fears of a “double-dip” recession in light of tepid job growth. There is little doubt that these issues should resolve themselves over time. What concerns us as investors, however, is how the companies in which we invest attempt to navigate this fundamental backdrop relative to their peers. By identifying those companies with, in our opinion, superior business models, we hope to provide attractive shareholder returns over the long term, regardless of the macro environment.

Names that helped the portfolio over the last year operate in a diverse group of industries. Qualcomm, one of the global leaders in cellphone technology, was the top contributor, as the stock climbed just over 75%. The company’s chip-based technology is making its way into a growing number of cellphones globally. Additionally, as Qualcomm is paid based on a percentage of the sales price of the device in which its chips are installed, revenues are driven higher by a shift toward high-price-point smartphones and tablets. These factors have led to improving margins and earnings and, in turn, a higher stock price. Other top contributors over the last year include Coach and MasterCard. Despite a loss of sales following the Japanese disaster, Coach’s sales climbed 15% through a diverse channel mix as well as healthy Chinese and North American sales, demonstrating the brand’s appeal among consumers globally. Shares of MasterCard rebounded sharply recently as it grew apparent that newly imposed interchange regulations are less onerous than originally anticipated. Specifically, the cap applied to fees collected by card processors is higher than previously expected, a long-term positive that removes a significant overhang on the stock. Lastly, FMC Technologies, which sells into subsea oil exploration markets and whose revenues are linked to the price of oil, climbed over 70% in a rebound from the selloff stemming from the Gulf of Mexico spill last summer.

Similarly, the worst-performing names over the last year are not concentrated in any particular industry. The portfolio’s largest detractor, Citi Trends, is an off-price apparel retailer to a low- to moderate-income clientele. Citi Trends’ customers have been among the hardest hit by macroeconomic factors such as job loss and food inflation; as a result, margins and earnings have continued to decline. The stock has halved over the last year. Also impacting the portfolio’s returns have been NuVasive shares. As procedure adoption for the company’s spinal surgery technology has come under scrutiny, investors have grown skeptical of the company’s long-term prospects, and the shares have underperformed as a result. Other names that have detracted from performance include Cisco Systems, whose losses in both market share and operating margin have been well documented, and Urban Outfitters, which has been suffering from a recent fashion “miss.” In the case of Urban Outfitters, we think that its inventory and distribution strategy, in which it holds small amounts of many different stock keeping units (SKUs) and sells into a variety of channels, should lessen the degree to which it utilizes markdowns, lessening the impact on earnings, and we continue to hold the stock. Conversely, although Cisco is attractive from a valuation perspective, the impact on its core networking business from smaller, nimbler competitors may continue to impact the company’s prospects long term, and we sold the stock.

There have been several changes in the portfolio over the last several quarters. In our mid-year writing, we discussed the addition of two energy names, Southwestern Energy and Canadian Natural Resources, as well as retailers Ann Taylor and Urban Outfitters. We also discussed Alberto-Culver’s merger with Unilever, which closed in the latter part of last year and eliminated the holding. Over the past six months, we have added several new names in a variety of sectors. Among others, we have added Guess Inc, a medium-capitalization growth-oriented retailer. Guess benefits from considerable brand strength in overseas markets in addition to its domestic share. We have also added several industrial names, including Lennox International, a large-cap value-oriented company. Lennox manufactures and distributes commerical and residential HVAC products, an industry that has been very slow to recover from the last recession. As consumers attempt to stretch the usable lifespans of their equipment, they are unwittingly creating a very powerful replacement cycle, and we think that Lennox, as one of the industry leaders, stands to benefit materially. Lastly, we added Express Scripts, a large capitalization, growth-oriented health care name. Express Scripts, due to its sheer scale, is able to provide pharmacy and prescription services at much lower cost to its customers. Over the long term, significant tailwinds exist that should help drive utilization rates, including a coming generic prescription wave, an aging demographic structure and opportunities in specialty pharmaceuticals. To fund these purchases, we eliminated a handful of names as well. Among others, these include Cisco Systems and Citi Trends, mentioned above, as well as Titan Machinery and Trimble Navigation, both of which are linked to the level

Brown Advisory Opportunity Fund Institutional Shares
A Message to Our Shareholders
June 30, 2011

of agricultural commodities and have done very well over the last several quarters as those prices have spiked. As Titan and Trimble neared our upside price targets, we trimmed and eventually eliminated those positions.

The Fund seeks to provide outperformance in all markets by employing a broad-based, fundamentally driven research process to build a well-diversified portfolio. Our goal is to identify superior businesses in attractive industries regardless of market capitalization limitations or investment style. By doing so, we hope to provide attractive returns over the long term.

Sincerely,

Darryl R. Oliver, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The Fund is also a non-diversified fund, such that it may focus a percentage of its assets in securities of fewer issuers. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Opportunity Fund
Performance Chart and Analysis
June 30, 2011

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund and measured against the broad-based securities market index. The Russell 3000® Index (“Index”) measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Ten
as of 6/30/11	Year	Year	Year	Year
Institutional Shares[1,2]	35.45%	2.56%	4.22%	-2.18%
Russell 3000® Index	32.37%	4.00%	3.35%	3.44%

Institutional Shares
Gross Expense Ratio[3]	1.68%
Net Expense Ratio[3]	1.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

[1]	Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund, Inc., an open-end mutual fund (the “Predecessor Fund”). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of the Fund’s Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.
[2]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[3]	Per the Fund’s prospectus dated September 30, 2010.

Brown Advisory Opportunity Fund
Schedule of Investments
June 30, 2011

Shares	Security Description	Value $

Common Stocks — 96.2%

Consumer Discretionary — 16.7%
9,120	Ann, Inc.*	238,032
4,400	Coach, Inc.	281,292
5,285	Darden Restaurants, Inc.	262,981
4,876	Guess, Inc.	205,085
6,359	Lowe’s Cos., Inc.	148,228
6,595	Starbucks Corp.	260,437
9,025	Urban Outfitters, Inc.*	254,054
2,855	V.F. Corp.	309,939

		1,960,048

Consumer Staples — 1.1%
2,925	Walgreen Co.	124,196

Energy — 13.5%
2,990	Canadian Natural Resources, Ltd.	125,161
1,614	Diamond Offshore Drilling, Inc.	113,642
1,630	Dril-Quip, Inc.*	110,563
5,660	FMC Technologies, Inc.*	253,511
1,440	Occidental Petroleum Corp.	149,818
5,850	Southwestern Energy Co.*	250,848
3,260	Total S.A. ADR	188,558
10,850	World Fuel Services Corp.	389,841

		1,581,942

Financials — 9.7%
2,925	ACE Limited	192,524
11,345	American Express Co.	586,536
3,055	Bank of New York Mellon Corp.	78,269
6,600	Loews Corp.	277,794

		1,135,123

Health Care — 8.1%
4,580	athenahealth, Inc.*	188,238
5,445	Covance, Inc.*	323,270
3,635	Express Scripts, Inc.*	196,217
630	Intuitive Surgical, Inc.*	234,429

		942,154

Industrials — 12.4%
2,925	Fluor Corp.	189,131
3,415	Graco, Inc.	173,004
3,900	IDEX Corp.	178,815
10,535	Knight Transportation, Inc.	178,990
3,750	Lennox International, Inc.	161,513
2,635	Roper Industries, Inc.	219,495
4,875	Sensata Technologies Holding NV*	183,543
1,810	Stericycle, Inc.*	161,307

		1,445,798

Information Technology — 28.0%
4,675	Accenture PLC	282,464
1,560	Apple, Inc.*	523,645
13,960	Applied Micro Circuits Corp.*	123,686
3,020	Citrix Systems, Inc.*	241,600
14,500	Genpact Limited*	249,980
1,400	Mastercard, Inc.	421,875
2,780	MAXIMUS, Inc.	229,989
4,875	Measurement Specialties, Inc.*	174,038
5,355	Pegasystems, Inc.	249,275
9,415	QUALCOMM, Inc.	534,677
10,185	Volterra Semiconductor Corp.*	251,162

		3,282,391

Materials — 6.7%
5,235	EI Du Pont de Nemours & Co.	282,952
7,680	Owens-Illinois, Inc.*	198,221
3,550	Sherwin-Williams Co.	297,738

		778,911

Total Common Stocks (Cost $9,126,288)		11,250,563

Short-Term Investments — 3.6%

Money Market Funds — 3.6%
416,901	Invesco Liquid Assets Portfolio, 0.07%#	416,901

Total Short-Term Investments (Cost $416,901)		416,901

Total Investments — 99.8% (Cost $9,543,189)		11,667,464
Other Assets in Excess of Liabilities — 0.2%		24,386

NET ASSETS — 100.0%		$11,691,850

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	28.0%
Consumer Discretionary	16.7%
Energy	13.5%
Industrials	12.4%
Financials	9.7%
Health Care	8.1%
Materials	6.7%
Money Market	3.6%
Consumer Staples	1.1%
Other Assets and Liabilities	0.2%

100.0%

ADR	American Depository Receipt

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2011.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2011

Dear Shareholder:

For the 12-month period ended June 30, 2011, the Brown Advisory Maryland Bond Fund (the “Fund”) returned 2.74%, in line with the Fund’s primary benchmark, the Barclay’s Capital 1-10 Year Blended Municipal Bond Index, which returned 3.68%.

It seems that the U.S. economy has been moving along the meandering path leading from recession to recovery for quite some time. The Federal Reserve’s second round of quantitative easing (“QE2”) helped to assuage fears of deflation and ended recently with core inflation moving modestly higher. Employment remains the weak link, along with real estate, which has seen some pockets of stability but little in the way of improved prices. Throughout the year, the ebb and flow of optimistic economic news has been mirrored by investors’ willingness to maintain positions in risk assets.

Grabbing recent headlines has been the contentious debate over the Federal budget and the U.S. debt ceiling, which, along with continued machinations over possible European sovereign defaults, has helped to move consumers and investors back to a defensive position. High-quality fixed income has once again benefited from this defensive bias. If U.S. sovereign debt is downgraded from its longstanding AAA rating because of either default or inability to tackle longer-term budgetary problems, we feel that the disruptions will not be limited to debt markets, but will have far-reaching effects across a wide range of assets.

In the Fund, we have been training a sharp focus on credit quality and continue to reduce our holdings of municipal issues with exposure to the appropriation process, given increased political risk. We continue to position our durations shorter than our designated benchmarks. Additionally, we will continue to reduce positions in the intermediate (three- to seven-year) portion of the yield curve while increasing exposure to rising rates on the front end of the curve and more stable long-term rates. We are not advocating a complete move out of the intermediate sector of the curve but more of an adjustment to a flatter maturity structure.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Monica M. Hausner
Portfolio Manager

Paul D. Corbin
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

The Standard & Poor’s AAA Bond Rating is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Maryland Bond Fund
Performance Chart and Analysis
June 30, 2011

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund and measured against the broad-based municipal bond index. The Barclays Capital (formerly Lehman Brothers) 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Ten
as of 6/30/11	Year	Year	Year	Year
Institutional Shares[1]	2.74%	4.34%	4.12%	3.71%
Barclays Capital 1-10 Year Blended Municipal Bond Index	3.68%	5.55%	5.22%	4.59%

Institutional Shares
Gross Expense Ratio[2]	0.54%
Net Expense Ratio[2]	0.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

[1]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[2]	Per the Fund’s prospectus dated September 30, 2010.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2011

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 95.0%
General Obligation Bonds — 56.7%
475,000	Annapolis Maryland Public Improvement Callable 6/1/2019 @ 100[1]	4.00%	06/01/2024	506,217
2,000,000	Anne Arundel County Maryland Consolidated General Improvements	3.00%	04/01/2013	2,091,260
565,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	03/01/2015	645,100
3,310,000	Anne Arundel County Maryland Consolidated General Improvements Callable 4/1/2021 @ 100[1]	5.00%	04/01/2022	3,877,631
1,350,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2015 @ 100[1]	5.00%	03/01/2017	1,522,908
1,060,000	Anne Arundel County Maryland Consolidated Water & Sewer	4.00%	04/01/2018	1,190,984
585,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 4/1/2019 @ 100[1]	4.00%	04/01/2021	632,876
500,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2017 @ 100[1]	4.50%	03/01/2025	525,040
225,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2012	236,680
400,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2013	438,240
1,400,000	Baltimore County Maryland Consolidated Public Improvement Callable 9/1/2012 @ 100[1]	5.00%	09/01/2013	1,474,844
900,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/2015	1,045,080
400,000	Baltimore County Maryland Consolidated Public Improvement Prerefunded 8/1/2012 @ 100[1]	5.00%	08/01/2018	420,584
1,280,000	Baltimore County Maryland Consolidated Public Improvement AGM Insured Series A	5.00%	10/15/2015	1,485,414
1,450,000	Baltimore County Maryland Metropolitan District 71st Issue, Callable 2/1/2018 @ 100[1]	5.00%	02/01/2020	1,671,024
2,000,000	Baltimore County Maryland Pension Funding	5.00%	08/01/2013	2,191,200
3,330,000	Baltimore County Maryland Refunding Metropolitan District Callable 9/01/2012 @ 100[1]	5.00%	09/01/2013	3,508,022
265,000	Baltimore Maryland Consolidated Public Improvement	4.00%	10/15/2012	277,680
250,000	Baltimore Maryland Consolidated Public Improvement	5.00%	10/15/2015	288,870
440,000	Baltimore Maryland Consolidated Public Improvement NATL-RE Insured Series A	5.00%	10/15/2014	498,269
250,000	Caroline County Maryland Public Improvement Callable 11/1/2016 @ 100 XLCA Insured[1]	4.00%	11/01/2020	259,433
2,540,000	Carroll County Maryland Consolidated Public Improvement	4.00%	11/01/2013	2,749,347
1,000,000	Carroll County Maryland Consolidated Public Improvement Callable 11/1/2018 @ 100	4.50%	11/01/2023	1,087,980
1,000,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	5.00%	11/01/2015	1,166,440
500,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	12/01/2015	562,975
200,000	Cecil County Maryland Refunding and Consolidated Public Improvement	2.00%	08/01/2013	205,690
900,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	3.00%	02/01/2013	938,286
1,100,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/2014	1,226,478
1,930,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	5.00%	02/01/2015	2,203,172
1,005,000	Charles County Maryland County Commissioners Consolidated Public Improvement Callable 3/1/2015 @ 100	4.25%	03/01/2016	1,111,721
500,000	Charles County Maryland County Commissioners Consolidated Public Improvement Callable 3/1/2017 @ 100 NATL-RE Insured[1]	4.00%	03/01/2020	538,910
470,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/2018	549,054
570,000	Easton Maryland Public Facilities Assured Guaranty Insured	4.25%	12/01/2012	602,165
2,000,000	Frederick County Maryland Consolidated Public Improvement Series A	4.00%	02/01/2016	2,236,420
200,000	Frederick County Maryland Public Facilities	5.00%	08/01/2014	225,882
250,000	Frederick County Maryland Public Facilities Callable 8/1/2015 @ 100[1]	5.00%	08/01/2016	286,370
1,000,000	Frederick County Maryland Public Facilities Callable 12/1/2015 @ 100	5.00%	12/01/2017	1,173,210
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2018	605,645
1,450,000	Frederick County Maryland Public Facilities Prerefunded 11/1/2012 @ 101	5.00%	11/01/2020	1,555,140
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2021	610,270
500,000	Frederick County Maryland Refunding Series C	4.00%	12/01/2013	541,945
375,000	Frederick County Maryland Special Obligation Urbana Community Development Authority A	4.00%	07/01/2017	395,775
300,000	Harford County Maryland Callable 7/15/2015 @ 100[1]	5.00%	07/15/2022	328,041
2,000,000	Harford County Maryland Refunding Consolidated Public Improvement	5.00%	12/01/2012	2,133,720
500,000	Howard County Maryland Consolidated Public Improvement Series A	5.00%	02/15/2017	590,795

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2011

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)
General Obligation Bonds — (Continued)
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A, Unrefunded Balance Callable 2/15/2012 @ 100[1]	5.25%	08/15/2012	2,062,860
685,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2014	775,728
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2015	2,223,140
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2015	347,949
1,660,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2016	1,868,031
1,000,000	Howard County Maryland Consolidated Public Improvement Series A Callable 02/15/2019 @ 100[1]	4.00%	02/15/2022	1,071,630
210,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series MM-2	3.00%	11/01/2015	227,285
430,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series LL-2	3.00%	11/01/2016	466,589
210,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series MM-2	3.00%	11/01/2016	227,869
725,000	Maryland State & Local Facilities 2nd Series A 2nd Series A	4.00%	08/01/2016	819,888
220,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/2012	231,420
500,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/2013	547,800
300,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2013 @ 100[1]	5.00%	08/01/2014	326,583
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/2015	579,285
500,000	Maryland State & Local Facilities Loan 1st Series, Callable 8/1/2014 @ 100[1]	5.00%	08/01/2015	559,230
665,000	Maryland State & Local Facilities Loan 2nd Series A, Callable 8/1/2015 @ 100[1]	5.00%	08/01/2017	773,701
1,000,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2017 @ 100[1]	5.00%	08/01/2018	1,170,090
2,750,000	Maryland State & Local Facilities Loan 1st Series, Callable 3/15/2017 @ 100[1]	5.00%	03/15/2019	3,152,435
2,210,000	Maryland State & Local Facilities Loan Capital Improvement Series A	5.50%	08/01/2013	2,444,194
125,000	Maryland State & Local Facilities Loan Capital Improvement 1st Series A	5.25%	03/01/2015	144,185
2,500,000	Maryland State Local Facilities First Series C Callable 03/01/2019 @ 100[1]	4.00%	03/01/2022	2,679,625
200,000	Montgomery County Maryland – Housing Opportunity Commission Housing Development Multi-Family Revenue Series A, Callable 7/1/2010 @ 100[1]	5.40%	07/01/2011	200,026
565,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2014	639,043
1,975,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2015	2,271,724
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2015	579,285
500,000	Montgomery County Maryland Consolidated Public Improvement Seires A, Callable 9/1/2014 @ 100[1]	5.00%	09/01/2015	560,500
1,745,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2016	2,046,833
2,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2016	2,359,800
500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 4/1/2014 @ 100[1]	5.00%	04/01/2017	559,460
1,700,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 5/1/2017 @ 100[1]	5.00%	05/01/2018	2,042,006
1,500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 8/1/2020 @ 100[1]	4.00%	08/01/2021	1,647,660
430,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2012	457,335
450,000	Montgomery County Maryland Refunding Consolidated Public Improvement Series A	5.00%	01/01/2013	481,725
345,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/2012	362,195
1,790,000	Prince Georges County Maryland Consolidated Public Improvement	5.00%	09/15/2014	2,032,402
750,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/2015	867,893
510,000	Prince Georges County Maryland Refunding Consolidated Public Improvement Series D	5.00%	12/01/2012	544,394
1,010,000	University of Maryland System Auxiliary Prerefunded Series A Callable 04/01/2013 @ 100[1]	5.00%	04/01/2015	1,091,709
530,000	Washington County Maryland – Public Improvement	2.00%	07/01/2012	539,365
565,000	Washington County Maryland – Public Improvement	4.50%	01/01/2015	633,003
640,000	Washington County Maryland Public Improvement	4.00%	01/01/2018	719,558
230,000	Washington Suburban Sanitation District – General Construction	4.25%	06/01/2012	238,547
1,630,000	Washington Suburban Sanitation District – General Construction Callable 6/1/2013 @ 100[1]	4.00%	06/01/2014	1,733,244
1,500,000	Washington Suburban Sanitation District – General Construction Callable 6/1/2014 @ 100[1]	4.00%	06/01/2015	1,628,835
210,000	Washington Suburban Sanitation District – Sewage Disposal	4.00%	06/01/2014	230,164

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2011

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)
General Obligation Bonds — (Continued)
255,000	Washington Suburban Sanitation District – Water Supply	5.00%	06/01/2012	266,233
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2015	1,729,605
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2016	1,763,085
2,305,000	Washington Suburban Sanitation District Consolidated Public Improvement Callable 6/1/2018 @ 100[1]	3.75%	06/01/2021	2,446,020
560,000	Wicomico County Maryland AGM Insured	3.00%	12/01/2013	591,858
1,330,000	Wicomico County Maryland AGM Insured	3.00%	12/01/2014	1,423,832
1,115,000	Worcester County Maryland – Consolidated Public Improvement Project	5.00%	03/01/2013	1,201,792
1,000,000	Worcester County Maryland Public Improvement	5.00%	10/01/2016	1,183,910
500,000	Worcester County Maryland Public Improvement	5.00%	10/01/2017	596,325

				106,781,670

Revenue Bonds – 38.3%
725,000	Baltimore County Maryland Catholic Health Initiatives Series A, Callable 9/1/2016 @ 100[1]	5.00%	09/01/2019	795,021
200,000	Baltimore County Maryland Certificates of Participation – Equipment Acquisition Program	5.00%	08/01/2016	232,980
500,000	Baltimore Maryland Project Revenue Water Project Series A Callable 07/01/2013 @ 100[1]	5.00%	07/01/2033	544,940
3,760,000	Baltimore Maryland Project Revenue Water Project Series A Callable 07/01/2021 @ 100[1]	4.50%	07/01/2036	3,712,736
1,250,000	Baltimore Maryland Revenue Refunding Water Project Series A1	5.50%	07/01/2026	1,316,013
120,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/2012	123,199
390,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/2013	408,248
360,000	Baltimore Maryland Wastewater Project Series A, Callable 7/1/2018 @ 100 AGM Insured[1]	5.00%	07/01/2020	413,129
1,000,000	Baltimore Maryland Wastewater Project Series C, Callable 7/1/2016 @ 100 AMBAC Insured[1]	5.00%	07/01/2021	1,097,040
200,000	Maryland State Community Development Administration – Residential Program Series E	3.80%	09/01/2013	209,412
500,000	Maryland State Community Development Administration – Residential Program Series G	4.10%	09/01/2014	531,285
1,000,000	Maryland State Community Development Administration – Residential Program Series C	3.85%	09/01/2015	1,045,720
455,000	Maryland State Department of Transportation	5.00%	05/01/2012	473,227
1,050,000	Maryland State Department of Transportation 2nd Issue	4.00%	06/01/2013	1,121,369
1,000,000	Maryland State Department of Transportation	5.25%	12/15/2014	1,150,480
1,300,000	Maryland State Department of Transportation	5.25%	12/15/2016	1,559,999
1,325,000	Maryland State Department of Transportation	5.00%	02/15/2017	1,558,743
500,000	Maryland State Department of Transportation Callable 5/15/2017 @ 100[1]	4.00%	05/15/2020	537,135
700,000	Maryland State Department of Transportation 2nd Issue, Callable 9/1/2018 @ 100[1]	4.00%	09/01/2021	751,142
500,000	Maryland State Economic Development Corporation – Maryland Department of Transportation Headquarters Callable 6/1/2012 @ 100.5[1]	5.00%	06/01/2015	523,790
290,000	Maryland State Economic Development Corporation – University of Maryland College Park Project Callable 7/1/2011 @ 100 AMBAC Insured[1]	5.38%	07/01/2012	290,041
500,000	Maryland State Economic Development Corporation – University of Maryland College Park Project Callable 6/1/2016 @ 100 CIFG Insured[1]	5.00%	06/01/2022	503,230
245,000	Maryland State Economic Development Corporation – University of Maryland/Baltimore Series A	4.50%	10/01/2011	243,412
400,000	Maryland State Economic Development Corporation American Urological Associates#[1]	0.55%	09/01/2032	400,000
215,000	Maryland State Economic Development Corporation Economic Development Revenue Lutheran World Relief/Refugee Callable 4/1/2017 @ 100[1]	5.25%	04/01/2019	225,296
1,600,000	Maryland State Health & Higher Adjusted Rate – Pooled Loan Program Series B#	0.07%	04/01/2035	1,600,000
500,000	Maryland State Health & Higher Educational Facilities – Adventist Health Care Series A, Callable 1/1/2013 @ 101[1]	5.00%	01/01/2014	520,120
400,000	Maryland State Health & Higher Educational Facilities – Anne Arundel Health System, Inc.	4.00%	07/01/2014	424,888
385,000	Maryland State Health & Higher Educational Facilities – Anne Arundel Health System, Inc.	4.00%	07/01/2016	412,185
500,000	Maryland State Health & Higher Educational Facilities – Board of Child Care	4.50%	07/01/2012	516,145

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2011

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)
Revenue Bonds – (Continued)
450,000	Maryland State Health & Higher Educational Facilities – Bullis School Callable 1/1/2011 @ 101 AGM Insured[1]	5.00%	07/01/2013	455,981
100,000	Maryland State Health & Higher Educational Facilities – Bullis School Callable 1/1/2011 @ 101 AGM Insured[1]	5.00%	07/01/2015	101,267
500,000	Maryland State Health & Higher Educational Facilities – Carroll County General Hospital Callable 7/1/2012 @ 100[1]	5.00%	07/01/2013	516,490
1,395,000	Maryland State Health & Higher Educational Facilities – Charlestown Community Project	5.00%	01/01/2018	1,487,335
270,000	Maryland State Health & Higher Educational Facilities – Edenwald Series A	4.80%	01/01/2012	270,146
1,185,000	Maryland State Health & Higher Educational Facilities – FHA Insured Mortgage Western Maryland Health A	5.00%	07/01/2014	1,291,543
450,000	Maryland State Health & Higher Educational Facilities – Frederick Memorial Hospital	4.20%	07/01/2011	450,036
250,000	Maryland State Health & Higher Educational Facilities – Goucher College Callable 7/1/2014 @ 100[1]	4.50%	07/01/2019	258,293
500,000	Maryland State Health & Higher Educational Facilities – Greater Baltimore Medical Center Callable 7/1/2011 @ 100[1]	5.00%	07/01/2020	500,065
1,995,000	Maryland State Health & Higher Educational Facilities – Greater Baltimore Medical Center	5.00%	07/01/2021	2,125,931
1,000,000	Maryland State Health & Higher Educational Facilities – Greater Baltimore Medical Center Callable 7/1/2021 @ 100[1]	5.00%	07/01/2023	1,029,360
575,000	Maryland State Health & Higher Educational Facilities – Greater Baltimore Medical Center Callable 7/1/2021 @ 100[1]	5.25%	07/01/2024	595,827
250,000	Maryland State Health & Higher Educational Facilities – Greater Baltimore Medical Center Callable 7/1/2021 @ 100[1]	5.25%	07/01/2025	255,268
3,400,000	Maryland State Health & Higher Educational Facilities – Johns Hopkins Health System Callable 05/15/2020 @ 100[1]	5.00%	05/15/2040	3,460,791
250,000	Maryland State Health & Higher Educational Facilities – Johns Hopkins Health System Mandatory Tender 11/15/2011 @ 100#	5.00%	05/15/2042	254,360
950,000	Maryland State Health & Higher Educational Facilities – Johns Hopkins Health System Mandatory Tender 5/15/2013 @ 100#	5.00%	05/15/2046	1,022,913
350,000	Maryland State Health & Higher Educational Facilities – Johns Hopkins Health System Series B #	4.30%	05/15/2048	384,272
500,000	Maryland State Health & Higher Educational Facilities – Johns Hopkins Hospital Callabe 5/15/2011 @ 100[1]	4.60%	05/15/2014	501,400
100,000	Maryland State Health & Higher Educational Facilities – Johns Hopkins Hospital Callable 5/15/2011 @ 100[1]	4.70%	05/15/2015	100,258
250,000	Maryland State Health & Higher Educational Facilities – Johns Hopkins University Series A, Callable 7/1/2011 @ 100[1]	5.00%	07/01/2012	250,980
250,000	Maryland State Health & Higher Educational Facilities – Johns Hopkins University Series A, Callable 7/1/2011 @ 100[1]	5.00%	07/01/2013	250,970
250,000	Maryland State Health & Higher Educational Facilities – Johns Hopkins University Series A	5.00%	07/01/2013	272,785
500,000	Maryland State Health & Higher Educational Facilities – Johns Hopkins University Series A	5.00%	07/01/2018	591,505
535,000	Maryland State Health & Higher Educational Facilities – Kennedy Krieger Institute Callable 4/5/2010 @ 100[1]	5.30%	07/01/2012	536,289
200,000	Maryland State Health & Higher Educational Facilities – Kennedy Krieger Institute	4.38%	07/01/2013	206,806
685,000	Maryland State Health & Higher Educational Facilities – Lifebridge Health	5.00%	07/01/2015	761,439
500,000	Maryland State Health & Higher Educational Facilities – Lifebridge Health Series A, Prerefunded 7/1/2014 @ 100[1]	4.00%	07/01/2017	543,720
500,000	Maryland State Health & Higher Educational Facilities – Lifebridge Health	5.00%	07/01/2017	557,465
250,000	Maryland State Health & Higher Educational Facilities – Lifebridge Health Callable 7/1/2017 @ 100[1]	5.00%	07/01/2018	271,483
250,000	Maryland State Health & Higher Educational Facilities – Lifebridge Health	5.00%	07/01/2019	274,695
100,000	Maryland State Health & Higher Educational Facilities – Lifebridge Health Callable 7/1/2021 @ 100[1]	6.00%	07/01/2022	112,921
520,000	Maryland State Health & Higher Educational Facilities – Lifebridge Health Callable 7/1/2021 @ 100[1]	5.25%	07/01/2024	537,581

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2011

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)
Revenue Bonds – (Continued)
250,000	Maryland State Health & Higher Educational Facilities – Medstar Health	4.38%	08/15/2013	263,133
1,000,000	Maryland State Health & Higher Educational Facilities – Mercy Medical Center Callable 7/1/2021 @ 100[1]	6.00%	07/01/2025	1,031,090
1,130,000	Maryland State Health & Higher Educational Facilities – Mercy Medical Center Callable 7/1/2021 @ 100[1]	6.25%	07/01/2031	1,158,702
200,000	Maryland State Health & Higher Educational Facilities – Mercy Ridge Series A, Callable 7/1/2017 @ 100[1]	5.00%	07/01/2026	185,626
135,000	Maryland State Health & Higher Educational Facilities – Mercy Ridge Series A, Callable 7/1/2017 @ 100[1]	5.00%	07/01/2027	124,366
200,000	Maryland State Health & Higher Educational Facilities – Mercy Ridge Callable 7/1/2017 @ 100[1]	4.50%	07/01/2035	167,672
1,000,000	Maryland State Health & Higher Educational Facilities – Peninsula Regional Medical Center Callable 7/1/2016 @ 100[1]	5.00%	07/01/2026	989,600
515,000	Maryland State Health & Higher Educational Facilities – University of Maryland Medical System	5.00%	07/01/2012	524,440
500,000	Maryland State Health & Higher Educational Facilities – University of Maryland Medical System	4.00%	07/01/2015	536,690
965,000	Maryland State Health & Higher Educational Facilities – University of Maryland Medical System	4.00%	07/01/2015	1,033,505
260,000	Maryland State Health & Higher Educational Facilities – University of Maryland Medical System Series F	5.00%	07/01/2018	289,240
1,000,000	Maryland State Health & Higher Educational Facilities – University of Maryland Medical System Callable 7/1/2012 @ 100[1]	6.00%	07/01/2022	1,057,290
500,000	Maryland State Health & Higher Educational Facilities – University of Maryland Medical System Callable 7/1/2018 @ 100 AMBAC Insured[1]	5.50%	07/01/2024	534,860
250,000	Maryland State Health & Higher Educational Facilities – University of Maryland Medical System Callable 07/01/2019 @ 100[1]	5.00%	07/01/2034	247,640
400,000	Maryland State Health & Higher Educational Facilities – University of Maryland Medical System AMBAC Insured	4.00%	07/01/2013	421,048
200,000	Maryland State Health & Higher Educational Facilities – Various French International School #[1]	0.69%	09/01/2034	200,000
250,000	Maryland State Health & Higher Educational Facilities – Washington Christian Academy Callable 1/1/2017 @ 100[1]	5.25%	07/01/2018	99,948
240,000	Maryland State Health & Higher Educational Facilities – Western Medical Health Series A, Callable 7/1/2016 @ 100 NATL-RE FHA 242 Insured[1]	5.00%	01/01/2025	242,909
500,000	Maryland State Industrial Development Financing Authority – National Aquarium Baltimore Facility Series B, Callable 11/1/2012 @ 100[1]	4.50%	11/01/2014	519,595
750,000	Maryland State Transportation Authority Series A	3.00%	07/01/2016	809,483
990,000	Maryland State Transportation Authority Series A	5.00%	07/01/2018	1,171,180
570,000	Maryland State Transportation Authority Callable 7/1/2018 @ 100[1]	5.00%	07/01/2021	648,854
200,000	Maryland State Transportation Authority Grant & Revenue	5.00%	03/01/2015	228,478
500,000	Maryland State Transportation Authority Grant & Revenue Callable 3/1/2017 @ 100	5.00%	03/01/2019	570,615
1,000,000	Maryland State Transportation Authority Grant & Revenue	5.25%	03/01/2019	1,204,270
500,000	Maryland State Transportation Authority Grant & Revenue Callable 3/1/2017 @ 100[1]	4.00%	03/01/2019	544,205
970,000	Maryland State Transportation Authority Transportation Facilities Project 2009A, Callable 7/1/2019 @ 100[1]	5.00%	07/01/2022	1,104,151
1,715,000	Maryland State Water Quality Financing	5.00%	03/01/2015	1,949,491
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/2015	580,380
265,000	Maryland State Water Quality Financing – Administrative Revlolving Loan Fund Series A, Callable 3/1/2018 @ 100[1]	5.00%	03/01/2019	309,782
500,000	Maryland State Water Quality Financing – Administrative Revolving Loan Fund	5.00%	03/01/2017	583,830
350,000	Maryland State Water Quality Financing – Administrative Revolving Loan Fund	5.00%	03/01/2018	410,305
300,000	Maryland State Water Quality Financing – Administrative Revolving Loan Fund Callable 3/1/2018 @ 100 1	4.00%	03/01/2019	326,208
125,000	Montgomery County Maryland Economic Sandy Spring Friends School Facility #[1]	0.68%	09/01/2034	125,000
2,000,000	University of Maryland System Auxiliary Series A	4.00%	04/01/2014	2,183,059

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2011

Par
Value/
Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)
Revenue Bonds – (Continued)
425,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.50%	10/01/2012	442,757
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/2013	540,680
1,000,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series D	3.00%	04/01/2015	1,074,430
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.75%	10/01/2015	556,220
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	4.00%	10/01/2016	567,640
250,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A, Callable 10/1/2016 @ 100[1]	5.00%	10/01/2019	282,313
510,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A, Prerefunded 4/1/2012 @ 100	5.13%	04/01/2021	529,023
500,000	University of Mayrland System Auxiliary Facility & Tuition Revenue Series A, Callable 4/1/2017 @ 100[1]	4.00%	04/01/2020	538,825
100,000	University or Maryland System Auxiliary Facility & Tuition Revenue Series A, Callable 10/1/2016 @ 100[1]	5.00%	10/01/2022	110,067
940,000	Washington County Maryland – Public Improvement Callable 7/1/2017 @ 100 AMBAC Insured[1]	4.25%	07/01/2022	1,006,242
500,000	Westminster Maryland Educational Facilities Revenue – McDaniel College, Inc. Callable 11/1/2016 @ 100[1]	4.38%	11/01/2024	483,285

				71,979,227

Total Municipal Bonds (Cost $172,114,014)				178,760,897

Short-Term Investments — 6.0%
Money Market Funds — 6.0%
11,266,121	Fidelity Institutional Money Market Tax Exempt, 0.01%*			11,266,121

Total Short-Term Investments (Cost $11,266,121)				11,266,121

Total Investments — 101.0% (Cost $183,380,135)				190,027,018
Liabilities in Excess of Other Assets — (1.0)%				(1,847,018)

TOTAL NET ASSETS — 100.0%				$188,180,000

PORTFOLIO HOLDINGS
% of Net Assets

General Obligation Bonds	56.7%
Revenue Bonds	38.3%
Money Market	6.0%
Other Assets and Liabilities	(1.0)%

100.0%

[1]	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of June 30, 2011.
*	Annualized seven-day yield as of June 30, 2011.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2011

Dear Shareholder:

For the 12-month period ended June 30, 2011, Brown Advisory Intermediate Income Fund’s Institutional Shares (the “Fund”) returned 3.84%, slightly behind the Fund’s primary benchmark, the Barclay’s Capital Intermediate U.S. Aggregate Bond Index, which returned 3.99%, and slightly ahead of the Fund’s secondary benchmark, the Barclay’s Capital Intermediate Government/Credit Bond Index at 3.77%.

It seems that the U.S. economy has been moving along the meandering path leading from recession to recovery for quite some time. The Federal Reserve’s second round of quantitative easing (“QE2”) helped to assuage fears of deflation and ended recently with core inflation moving modestly higher. Employment remains the weak link along with real estate, which has seen some pockets of stability but little in the way of improved prices. Throughout the year, the ebb and flow of optimistic economic news has been mirrored by investors’ willingness to maintain positions in risk assets.

Grabbing recent headlines has been the contentious debate over the Federal budget and the U.S. debt ceiling, which, along with continued machinations over possible European sovereign defaults, has helped to move consumers and investors back to a defensive position. High-quality fixed income has once again benefited from this defensive bias. If U.S. sovereign debt is downgraded from its longstanding AAA rating because of either default or inability to tackle longer-term budgetary problems, we feel that the disruptions will not be limited to debt markets, but will have far-reaching effects across a wide range of assets.

We have moved some of our corporate bond exposure in the Fund into the floating rate markets, anticipating an eventual Fed tightening of credit conditions. As Treasury rates waned, we added to mortgage-backed holdings (FNMA, FHLMC and GNMA) with the goal of boosting yield and maintaining high quality. We abandoned our TIPS (Treasury Inflation Protected Securities) positions as inflation risk seemed to become fully priced, and we maintained our Build America Bond (BABS) positions as supply was truncated with the termination of authority at the end of 2010.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin
Portfolio Manager

Monica M. Hausner
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

The Standard & Poor’s AAA Bond Rating is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Intermediate Income Fund
Performance Chart and Analysis
June 30, 2011

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund and measured against the broad-based securities market index. The Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Ten
as of 6/30/11[1]	Year	Year	Year	Year
A Shares (with sales charge)[2]	3.60%	5.13%	5.66%	4.72%
Institutional Shares[3]	3.84%	5.36%	5.93%	5.00%
Barclays Capital Intermediate
U.S. Aggregate Bond Index	3.99%	6.27%	6.39%	5.52%

	A Shares	Institutional Shares
Gross Expense Ratio[4]	0.75%	0.53%
Net Expense Ratio[4]	0.75%	0.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

[1]	Prior to September 20, 2002, the A Shares and Institutional Shares of the Fund were classes of the Short-Intermediate Income Fund, Inc., another mutual fund (the “Predecessor Fund”). The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance of the A Shares and Institutional Shares for periods prior to September 20, 2002 is that of the A and Institutional Shares, respectively, of the Predecessor Fund. Net expenses are the same as the Predecessor Fund.
[2]	Commenced operations on May 31, 1991. Reflects the deduction of the maximum sales of 1.50%.
[3]	Commenced operations on November 2, 1995. Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[4]	Per the Fund’s prospectus dated September 30, 2010.

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2011

Par
Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 46.5%
113,704	Commercial Mortgage Pass-Through Certificates, Series 2005-C6-A2	5.00%	06/10/2044	114,659
344,060	FHLMC, Pool # M80931	5.50%	08/01/2011	350,075
6,941	FHLMC, Pool # G10682	7.50%	06/01/2012	7,054
6,667	FHLMC, Pool # G10690	7.00%	07/01/2012	6,907
574,632	FHLMC, Pool # E93051	5.50%	12/01/2017	622,619
1,980,846	FHLMC, Pool # G11649	4.50%	02/01/2020	2,117,141
11,986	FHLMC, Pool # C00210	8.00%	01/01/2023	14,161
5,007,101	FHLMC, Pool # G18309	4.50%	05/01/2024	5,312,506
1,027,376	FHLMC, Pool # C90993	5.50%	10/01/2026	1,115,258
1,978,104	FHLMC, Pool # G30412	6.00%	03/01/2028	2,174,808
970,740	FHLMC, Pool # 1B0889#	2.34%	05/01/2033	1,015,191
822,710	FHLMC, Pool # 1J0203#	2.41%	04/01/2035	862,664
863,863	FHLMC, Pool # A40782	5.00%	12/01/2035	921,760
1,697,526	FHLMC, Pool # A87434	5.00%	07/01/2039	1,813,044
6,643,476	FHLMC PC, Pool # J0-9470	4.50%	04/01/2024	7,048,691
8,818,939	FHLMC PC, Pool # G1-3876	4.00%	07/01/2025	9,201,134
2,154,333	FHLMC REMIC, Series R005-VA	5.50%	03/15/2016	2,298,607
817,748	FHLMC REMIC, Series 2782	4.00%	11/15/2033	862,199
982,280	FNMA, Pool # 768005	4.00%	09/01/2013	1,002,140
63,455	FNMA, Pool # 433646	6.00%	10/01/2013	69,271
25,415	FNMA, Pool # 409589	9.50%	11/01/2015	28,699
152,475	FNMA, Pool # 254089	6.00%	12/01/2016	166,737
595,891	FNMA, Pool # 725544	5.50%	12/01/2017	646,878
709,175	FNMA, Pool # 842239	5.00%	09/01/2020	748,072
1,378,531	FNMA, Pool # 944581	5.00%	07/01/2022	1,483,011
3,099,637	FNMA, Pool # 981257	5.00%	05/01/2023	3,329,718
10,682,477	FNMA, Pool # AH3431	3.50%	01/01/2026	10,896,734
1,979,491	FNMA, Pool # 256752	6.00%	06/01/2027	2,176,642
1,950,468	FNMA, Pool # 257048	6.00%	01/01/2028	2,144,728
66,206	FNMA, Pool # 539082	7.00%	08/01/2028	76,573
5,529,180	FNMA, Pool # MA0073	4.50%	05/01/2029	5,783,984
101,219	FNMA, Pool # 625536	6.00%	01/01/2032	112,296
87,871	FNMA, Pool # 628837	6.50%	03/01/2032	100,013
496,193	FNMA, Pool # 663238	5.50%	09/01/2032	540,403
140,822	FNMA, Pool # 744805#	2.02%	11/01/2033	147,592
132,666	FNMA, Pool # 741373#	2.53%	12/01/2033	138,868
218,486	FNMA, Pool # 764342#	2.02%	02/01/2034	227,921
619,510	FNMA, Pool # 848817	5.00%	01/01/2036	661,523
1,259,785	FNMA, Pool # 866920#	2.56%	02/01/2036	1,323,220
2,404,274	FNMA, Pool # 831413	5.50%	04/01/2036	2,607,595
1,595,687	FNMA, Pool # 889584	5.50%	01/01/2037	1,735,365
3,205,703	FNMA, Pool # 888218	5.00%	03/01/2037	3,415,092
8,156,929	FNMA, Pool # AA7686	4.50%	06/01/2039	8,479,300
6,083,434	FNMA, Pool # AA8753	5.00%	06/01/2039	6,503,601
8,418,405	FNMA, Pool # AA7001	5.00%	06/01/2039	8,999,843
7,438,147	FNMA, Pool # AC4824#	3.59%	10/01/2039	7,777,123
4,889,677	FNMA, Pool # AD7136	5.00%	07/01/2040	5,206,003

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2011

Par
Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
9,899,448	FNMA, Pool # AI1170	5.00%	04/01/2041	10,552,242
415,055	GNMA, Pool # 781450	5.00%	06/15/2017	444,084
40,397	GNMA, Pool # 487110	6.50%	04/15/2029	46,097
82,340	GNMA, Pool # 781186	9.00%	06/15/2030	100,173
7,559	GNMA, Pool # 571166	7.00%	08/15/2031	8,859
2,899,863	GNMA, Series 2008-1-PA	4.50%	12/20/2036	3,034,925
3,000,000	GNMA REMIC Trust, Series 2010-124	2.79%	05/16/2037	2,982,401

Total Mortgage Backed Securities (Cost $125,330,609)				129,556,204

Corporate Bonds & Notes — 25.0%
2,750,000	America Movil SAB de CV	5.00%	03/30/2020	2,882,547
3,500,000	Bank of America Corp.#	4.00%	03/23/2017	3,446,461
2,750,000	Barrick North America Finance LLC	6.80%	09/15/2018	3,213,240
2,735,000	Berkshire Hathaway, Inc.	3.20%	02/11/2015	2,852,982
2,680,000	Charles Schwab Corp.	4.95%	06/01/2014	2,940,429
2,500,000	Comcast Corp.	6.50%	01/15/2017	2,917,212
2,750,000	Consolidated Natural Gas Co., Series A	5.00%	12/01/2014	3,034,837
7,000,000	FNMA	4.88%	12/15/2016	7,951,748
2,750,000	General Electric Capital Corp.#	2.50%	08/11/2015	2,747,162
2,915,000	Goldman Sachs Group, Inc.#	1.31%	02/07/2014	2,893,018
2,750,000	GTE Corp.	6.84%	04/15/2018	3,203,420
2,750,000	Home Depot, Inc.ˆ	4.40%	04/01/2021	2,768,697
2,750,000	HSBC Holdings PLC	5.10%	04/05/2021	2,823,549
2,750,000	ICI Wilmington, Inc.	5.63%	12/01/2013	2,984,333
2,750,000	JP Morgan Chase & Co.#	1.10%	01/24/2014	2,759,092
2,751,000	Manufacturers & Traders Trust Co.#ˆ	1.80%	04/01/2013	2,746,989
2,500,000	Morgan Stanley	6.63%	04/01/2018	2,757,755
2,820,000	ONEOK Partners LP	6.15%	10/01/2016	3,248,507
2,500,000	Potash Corp. Of Saskatchewan, Inc.	5.25%	05/15/2014	2,749,940
2,607,000	Spectra Energy Capital LLC, Series B	6.75%	07/15/2018	2,959,761
2,500,000	Starbucks Corp.	6.25%	08/15/2017	2,906,073
2,630,000	W.R. Berkley Corp.	6.15%	08/15/2019	2,841,618

Total Corporate Bonds & Notes (Cost $66,051,923)				69,629,370

Municipal Bonds — 6.2%
1,000,000	District of Columbia Income Tax Secured Revenue Bonds, Series 2010F	4.71%	12/01/2022	1,053,130
910,000	Los Angeles County Metropolitan Transportation Authority Measure R Senior Sales Tax Revenue Bond, Series 2010-A	4.28%	06/01/2021	913,622
3,000,000	New York City Transitional Taxable-Future Tax Subordinated Series	1.50%	05/01/2013	3,034,020
3,000,000	Ohio State Major New Infrastructure Project Revenue Bond, Series 2010-4	4.84%	12/15/2019	3,197,520
2,750,000	Pennsylvania State Taxable – Third Series B	4.05%	07/15/2019	2,808,603
2,750,000	Port Authority New York & New Jersey Consolidated One Hundred Fifty Seventh Series	5.31%	12/01/2019	3,021,123
3,200,000	South Carolina State Public Service Authority Various Taxable Series A #ˆ	0.89%	06/02/2014	3,200,639

Total Municipal Bonds (Cost $16,705,152)				17,228,657

FHLB Notes — 1.9%
5,000,000	FHLB	3.13%	12/13/2013	5,295,710

Total FHLB Notes (Cost $5,086,523)				5,295,710

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2011

Par
Value	Security Description	Rate	Maturity	Value $

U.S. Treasury Securities — 11.9%
4,000,000	United States Treasury Notes	4.25%	08/15/2015	4,465,940
13,500,000	United States Treasury Notes	2.00%	04/30/2016	13,706,780
13,500,000	United States Treasury Notes	3.13%	05/15/2021	13,464,171
5,500,000	United States Treasury STRIPS	0.00%	11/15/2039	1,432,244

Total U.S. Treasury Securities (Cost $32,535,591)				33,069,135

Short-Term Investments — 7.8%
Money Market Funds — 2.4%
6,781,185	Invesco Liquid Assets Portfolio, 0.07%*			6,781,185

U.S. Treasury Bills — 5.4%
15,000,000	United States Treasury Bills			14,998,854

Total Short-Term Investments (Cost $21,780,039)				21,780,039

Total Investments — 99.3% (Cost $267,489,837)				276,559,115
Other Assets in Excess of Liabilities — 0.7%				1,934,963

NET ASSETS — 100.0%				$278,494,078

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	46.5%
Corporate Bonds & Notes	25.0%
U.S. Treasury Securities	11.9%
Municipal Bonds	6.2%
U.S. Treasury Bills	5.4%
Money Market	2.4%
FHLB Notes	1.9%
Other Assets and Liabilities	0.7%

100.0%

#	Variable rate security. Rate disclosed is as of June 30, 2011.
ˆ	Continuously callable with 30 days notice.
*	Annualized seven-day yield as of June 30, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
June 30, 2011

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	SMALL-CAP
	EQUITY	EQUITY	VALUE	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost:	$415,297,178	$159,193,818	$23,853,718	$159,304,122
Net unrealized appreciation (depreciation)	59,013,591	21,545,438	4,525,549	60,972,109

Total investments, at market value	474,310,769	180,739,256	28,379,267	220,276,231
Cash	—	—	3,733	—
Receivables:
Investment securities sold	2,220,892	2,653,011	15,910	292,002
Fund shares sold	5,021,137	497,672	2,979	601,858
Interest and dividends	201,465	238,095	22,153	30,822
Prepaid expenses and other assets	63,976	20,928	17,831	22,486

Total Assets	481,818,239	184,148,962	28,441,873	221,223,399

LIABILITIES
Payables:
Investment securities purchased	12,321,163	2,384,027	273,197	880,384
Fund shares redeemed	151,829	235,599	9,863	21,197
Distributions	—	422,780	24,522	—
Accrued Liabilities:
Investment advisor fees, net	266,078	109,310	17,444	173,432
Administration, accounting, and transfer agent fees	72,199	37,987	3,759	39,405
Custodian fees	5,940	1,505	445	1,845
Shareholder service fees	17,512	7,166	1,036	8,177
Distribution fees	7,025	3,753	660	5,258
Chief Compliance Officer fees	1,998	1,998	1,998	1,998
Trustees’ fees and expenses	1,058	1,324	564	1,073
Other expenses	47,965	29,221	21,809	25,844

Total Liabilities	12,892,767	3,234,670	355,297	1,158,613

NET ASSETS	$468,925,472	$180,914,292	$28,086,576	$220,064,786

COMPONENTS OF NET ASSETS
Paid-in capital	$413,788,356	$192,326,974	$29,391,801	$160,651,804
Undistributed (Accumulated) net investment income (loss)	—	563,193	—	114,378
Accumulated net realized gain (loss)	(3,876,579)	(33,521,313)	(5,830,836)	(1,673,505)
Unrealized appreciation (depreciation) on investments	59,013,591	21,545,438	4,525,549	60,972,109
Unrealized appreciation (depreciation) on foreign receivables	104	—	62	—

NET ASSETS	$468,925,472	$180,914,292	$28,086,576	$220,064,786

COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$463,227,591	$177,918,093	$26,827,460	$208,222,331
Shares outstanding (unlimited shares authorized)	33,975,563	14,170,942	2,928,013	13,813,427
Net asset value per share	$13.63	$12.56	$9.16	$15.07
A Shares:
Net assets	$5,697,881	$2,996,199	$1,259,116	$3,110,456
Shares outstanding (unlimited shares authorized)	427,935	237,328	137,279	212,383
Net asset value per share	$13.31	$12.62	$9.17	$14.65
D Shares:
Net assets				$8,731,999
Shares outstanding (unlimited shares authorized)				295,367
Net asset value per share				$29.56

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
June 30, 2011

BROWN	BROWN		BROWN	BROWN
CARDINAL	ADVISORY	BROWN	ADVISORY	ADVISORY
SMALL	SMALL-CAP	ADVISORY	MARYLAND	INTERMEDIATE
COMPANIES	FUNDAMENTAL	OPPORTUNITY	BOND	INCOME
FUND	VALUE FUND	FUND	FUND	FUND

$51,649,148	$92,720,911	$9,543,189	$183,380,135	$267,489,837
22,480,792	16,520,434	2,124,275	6,646,883	9,069,278

74,129,940	109,241,345	11,667,464	190,027,018	276,559,115
—	—	—	—	—

115,632	259,056	39,585	—	5,269
95,397	1,406,802	—	17,500	1,941,815
195,203	257,411	6,774	2,209,478	1,491,392
17,655	15,808	16,575	4,284	28,257

74,553,827	111,180,422	11,730,398	192,258,280	280,025,848

—	3,298,608	—	3,493,292	50,010
132,148	22,031	—	191,000	801,342
418,691	188,839	—	266,230	481,051

60,120	80,568	7,292	53,561	80,466
14,218	16,382	2,758	39,678	52,311
1,314	3,837	620	784	2,353
2,993	4,028	469	7,652	10,508
486	—	—	—	18,831
3,492	1,992	1,998	1,991	1,998
928	832	813	1,106	1,808
24,491	26,003	24,598	22,986	31,092

658,881	3,643,120	38,548	4,078,280	1,531,770

$73,894,946	$107,537,302	$11,691,850	$188,180,000	$278,494,078

$81,237,764	$85,830,465	$49,520,320	$181,039,312	$263,951,939
—	171,858	—	—	417,250
(29,823,610)	5,014,545	(39,952,745)	493,805	5,055,611
22,480,792	16,520,434	2,124,275	6,646,883	9,069,278
—	—	—	—	—

$73,894,946	$107,537,302	$11,691,850	$188,180,000	$278,494,078

$73,556,262	$107,537,302	$11,691,850	$188,180,000	$255,846,594
5,579,001	6,365,457	782,440	17,337,743	22,687,037
$13.18	$16.89	$14.94	$10.85	$11.28

$338,684				$22,647,484
26,063				2,043,078
$12.99				$11.08

The accompanying notes are an integral part of these financial statements.

Statements of Operations
For the Year Ended June 30, 2011

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	SMALL-CAP
	EQUITY	EQUITY	VALUE	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$1,489,754	$3,800,785	$357,470	$626,792
Less: foreign taxes withheld	(16,933)	(111,284)	(7,272)	(609)
Interest income	14,812	9,728	2,063	14,562

Total investment income	1,487,633	3,699,229	352,261	640,745

EXPENSES
Investment advisor fees	1,718,116	1,226,820	208,772	1,915,033
Administration, accounting, and transfer agent fees	166,847	118,891	17,859	139,253
Shareholder service fees:
Institutional Shares	111,193	79,579	11,694	89,211
Distribution fees:
A Shares	33,477	22,094	2,931	23,770
Custodian fees	22,579	5,814	1,781	8,173
Insurance fees	774	941	527	739
Registration fees	67,925	29,021	32,079	43,484
Professional fees	23,858	20,812	25,244	20,210
Trustees’ fees and expenses	6,588	6,820	3,911	6,825
Chief Compliance Officer fees	8,691	8,839	8,165	8,953
Miscellaneous expenses	16,077	15,139	13,578	26,322

Total Expenses	2,176,125	1,534,770	326,541	2,281,973

Fees waived and expenses reimbursed	—	—	(41,737)	—

Net Expenses	2,176,125	1,534,770	284,804	2,281,973

NET INVESTMENT INCOME (LOSS)	(688,492)	2,164,459	67,457	(1,641,228)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	5,039,152	23,815,555	1,053,830	21,116,311

Net change in unrealized appreciation (depreciation) on:
Investments	43,358,503	15,901,887	4,064,108	44,383,854
Foreign receivables	104	—	62	—

Net change in unrealized appreciation (depreciation)	43,358,607	15,901,887	4,064,170	44,383,854

NET REALIZED AND UNREALIZED GAIN (LOSS)	48,397,759	39,717,442	5,118,000	65,500,165

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$47,709,267	$41,881,901	$5,185,457	$63,858,937

The accompanying notes are an integral part of these financial statements.

Statements of Operations
For the Year Ended June 30, 2011

BROWN	BROWN		BROWN	BROWN
CARDINAL	ADVISORY	BROWN	ADVISORY	ADVISORY
SMALL	SMALL-CAP	ADVISORY	MARYLAND	INTERMEDIATE
COMPANIES	FUNDAMENTAL	OPPORTUNITY	BOND	INCOME
FUND	VALUE FUND	FUND	FUND	FUND

$1,437,764	$1,247,832	$97,896	$—	$—
(8,392)	—	(3,528)	—	—
4,371	6,620	655	5,347,161	9,614,522

1,433,743	1,254,452	95,023	5,347,161	9,614,522

767,039	643,613	126,693	657,336	1,030,347
55,734	46,342	9,700	155,287	213,786

38,168	32,181	6,335	93,905	132,152

1,840	—	—	—	75,203
4,636	14,203	3,468	3,237	11,926
603	652	606	1,224	1,637
27,533	22,421	20,371	6,145	44,818
20,897	21,383	20,395	20,977	27,119
5,159	4,723	4,063	3,022	8,414
12,395	8,057	8,013	9,096	8,761
9,903	7,690	26,069	11,626	38,378

943,907	801,265	225,713	961,855	1,592,541

—	—	(35,673)	—	—

943,907	801,265	190,040	961,855	1,592,541

489,836	453,187	(95,017)	4,385,306	8,021,981

10,984,654	5,327,733	1,673,535	782,015	8,799,880

9,563,214	16,075,547	2,302,967	(106,159)	(5,928,727)
—	—	—	—	—

9,563,214	16,075,547	2,302,967	(106,159)	(5,928,727)

20,547,868	21,403,280	3,976,502	675,856	2,871,153

$21,037,704	$21,856,467	$3,881,485	$5,061,162	$10,893,134

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY			BROWN ADVISORY
	GROWTH EQUITY FUND			VALUE EQUITY FUND
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	June 30,	June 30,	May 31,	June 30,	June 30,	May 31,
	2011	2010(a)	2010	2011	2010(a)	2010
OPERATIONS
Net investment income (loss)	$(688,492)	$(68,076)	$(498,847)	$2,164,459	$97,058	$2,175,378
Net realized gains (losses) on investments	5,039,152	(27,402)	3,139,076	23,815,555	(699,115)	17,370,549
Net increase from payments by affiliates	—	—	—	—	72,977	—
Net change in unrealized appreciation (depreciation)	43,358,607	(4,082,020)	17,936,136	15,901,887	(6,062,905)	8,715,823

Increase (decrease) in Net Assets from Operations	47,709,267	(4,177,498)	20,576,365	41,881,901	(6,591,985)	28,261,750

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	—	(1,623,372)	(487,819)	(2,815,562)
A Shares	—	—	—	(21,117)	(11,317)	(85,616)

Total Distributions to Shareholders	—	—	—	(1,644,489)	(499,136)	(2,901,178)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	352,767,546	4,755,276	34,012,816	28,856,240	1,416,469	34,197,806
A Shares	779,043	—	990,190	227,505	122	1,210,733
Reinvestment of distributions:
Institutional Shares	—	—	—	280,570	73,811	419,420
A Shares	—	—	—	18,755	9,974	75,713
Redemption of shares:
Institutional Shares	(32,072,459)	(1,069,964)	(8,694,087)	(25,938,051)	(6,271,031)	(20,730,388)
A Shares	(3,177,328)	(14,865)	(1,011,486)	(3,345,313)	(94,527)	(2,306,444)
Redemption fees	3,418	100	2,393	42	—	1,405

Increase (Decrease) from Capital Share Transactions	318,300,220	3,670,547	25,299,826	99,748	(4,865,182)	12,868,245

Increase (Decrease) in Net Assets	366,009,487	(506,951)	45,876,191	40,337,160	(11,956,303)	38,228,817
NET ASSETS
Beginning of year/period	102,915,985	103,422,936	57,546,745	140,577,132	152,533,435	114,304,618

End of year/period	$468,925,472	$102,915,985	$103,422,936	$180,914,292	$140,577,132	$152,533,435

Undistributed net investment income	$—	$—	$—	$563,193	$43,281	$445,359

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	26,731,638	454,088	3,485,958	2,402,236	138,769	3,380,061
A Shares	69,180	—	103,697	19,785	12	110,849
Reinvestment of distributions:
Institutional shares	—	—	—	23,320	7,617	41,375
A Shares	—	—	—	1,590	1,024	7,478
Redemption of shares:
Institutional shares	(2,452,327)	(102,814)	(878,938)	(2,263,242)	(617,318)	(2,040,994)
A Shares	(256,130)	(1,496)	(102,914)	(283,596)	(9,607)	(221,199)

Increase (Decrease) from Capital Share Transactions	24,092,361	349,778	2,607,803	(99,907)	(479,503)	1,277,570

(a)	Effective June 1, 2010, The Funds changed their fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY
	FLEXIBLE VALUE FUND
	Year Ended	Period Ended	Year Ended
	June 30,	June 30,	May 31,
	2011	2010	2010(a)
OPERATIONS
Net investment income	$67,457	$5,855	$101,352
Net realized gains (losses)	1,053,830	14,885	(702,342)
Net change in unrealized appreciation (depreciation)	4,064,170	(758,717)	3,941,135

Increase (decrease) in Net Assets from Operations	5,185,457	(737,977)	3,340,145

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(60,001)	(21,686)	(91,773)
A Shares	(760)	(590)	(3,398)
Return of capital:
Institutional Shares	(1,871)	—	—
A Shares	(24)	—	—

Total Distributions to Shareholders	(62,656)	(22,276)	(95,171)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,869,365	1,141,473	4,000,197
A Shares	216,260	—	83,401
Reinvestment of distributions:
Institutional Shares	29,580	14,194	72,910
A Shares	466	419	2,580
Redemption of shares:
Institutional Shares	(3,052,026)	(101,560)	(1,722,151)
A Shares	(163,417)	—	(333,631)
Redemption fees	39	—	—

Increase (Decrease) from Capital Share Transactions	3,900,267	1,054,526	2,103,306

Increase (Decrease) in Net Assets	9,023,068	294,273	5,348,280
NET ASSETS
Beginning of year/period	19,063,508	18,769,235	13,420,955

End of year/period	$28,086,576	$19,063,508	$18,769,235

Undistributed net investment income	$—	$36,919	$36,919

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	813,497	149,565	540,801
A Shares	25,740	—	10,786
Reinvestment of distributions:
Institutional shares	3,312	1,937	9,700
A Shares	52	57	341
Redemption of shares:
Institutional shares	(360,869)	(13,719)	(231,589)
A Shares	(18,733)	—	(43,972)

Increase (Decrease) from Capital Share Transactions	462,999	137,840	286,067

(a)	Effective June 1, 2010, The Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY			BROWN CARDINAL
	SMALL-CAP GROWTH FUND			SMALL COMPANIES FUND
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	June 30,	June 30,	May 31,	June 30,	June 30,	May 31,
	2011	2010(a)	2010	2011	2010(a)	2010
OPERATIONS
Net investment income (loss)	$(1,641,228)	$(125,803)	$(1,391,015)	$489,836	$100,854	$190,733
Net realized gains (losses)	21,116,311	1,916,926	15,051,400	10,984,654	43,139	1,485,004
Net change in unrealized appreciation (depreciation)	44,383,854	(8,525,953)	20,227,305	9,563,214	(3,397,287)	14,583,885

Increase (decrease) in Net Assets from Operations	63,858,937	(6,734,830)	33,887,690	21,037,704	(3,253,294)	16,259,622

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	—	(538,019)	(84,469)	(156,228)
A Shares	—	—	—	(947)	—	(46)
Return of capital:
Institutional Shares	—	—	—	(93,794)	—	—
A Shares	—	—	—	(165)	—	—

Total Distributions to Shareholders	—	—	—	(632,925)	(84,469)	(156,274)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	36,493,134	2,252,392	29,934,871	5,060,142	1,016,835	16,121,210
A Shares	905,989	48,764	1,190,484	6,288	351	13,212
D Shares	—	—	—	—	—	—
Reinvestment of distributions:
Institutional Shares	—	—	—	93,789	10,901	30,299
A Shares	—	—	—	1,085	—	43
D Shares	—	—	—	—	—	—
Redemption of shares:
Institutional Shares	(27,249,691)	(1,663,149)	(10,691,941)	(23,682,292)	(1,970,062)	(14,689,912)
A Shares	(3,545,596)	(44,006)	(379,309)	(104,228)	(4,018)	(193,296)
D Shares	(1,185,399)	(18,793)	(1,547,835)	—	—	—
Redemption fees	292	148	245	—	—	—

Increase (Decrease) from Capital Share Transactions	5,418,729	575,356	18,506,515	(18,625,216)	(945,993)	1,281,556

Increase (Decrease) in Net Assets	69,277,666	(6,159,474)	52,394,205	1,779,563	(4,283,756)	17,384,904
NET ASSETS
Beginning of year/period	150,787,120	156,946,594	104,552,389	72,115,383	76,399,139	59,014,235

End of year/period	$220,064,786	$150,787,120	$156,946,594	$73,894,946	$72,115,383	$76,399,139

Undistributed net investment income	$114,378	$70,531	$70,531	$—	$50,763	$34,459

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	2,614,601	205,574	2,936,337	421,922	98,341	1,610,012
A Shares	72,202	4,569	115,178	567	35	1,373
D Shares	—	—	—	—	—	—
Reinvestment of distributions:
Institutional shares	—	—	—	7,387	1,078	3,036
A Shares	—	—	—	91	—	5
D Shares	—	—	—	—	—	—
Redemption of shares:
Institutional shares	(1,996,024)	(151,030)	(1,006,287)	(1,949,378)	(188,204)	(1,478,691)
A Shares	(254,024)	(4,120)	(35,780)	(8,432)	(383)	(19,771)
D Shares	(45,178)	(873)	(75,033)	—	—	—

Increase (Decrease) from Capital Share Transactions	391,577	54,120	1,934,415	(1,527,843)	(89,133)	115,964

(a)	Effective June 1, 2010, The Funds changed their fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY
	SMALL-CAP FUNDAMENTAL			BROWN ADVISORY
	VALUE FUND			OPPORTUNITY FUND
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	June 30,	June 30,	May 31,	June 30,	June 30,	May 31,
	2011	2010(a)	2010	2011	2010(a)	2010
OPERATIONS
Net investment income (loss)	$453,187	$28,487	$(35,669)	$(95,017)	$(9,916)	$(49,828)
Net realized gains (losses)	5,327,733	(51,679)	2,847,162	1,673,535	17,911	4,267,799
Net change in unrealized appreciation (depreciation)	16,075,547	(3,315,749)	2,383,649	2,302,967	(604,877)	(601,822)

Increase (decrease) in Net Assets from Operations	21,856,467	(3,338,941)	5,195,142	3,881,485	(596,882)	3,616,149

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(425,752)	—	(108,156)	—	—	—
Net realized gain:
Institutional Shares	(2,105,735)	—	(375,224)	—	—	—

Total Distributions to Shareholders	(2,531,487)	—	(483,380)	—	—	—

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	52,715,008	3,492,454	19,382,156	239,256	54,706	2,233,435
Reinvestment of distributions:
Institutional Shares	2,147,480	—	376,896	—	—	—
Redemption of shares:
Institutional Shares	(3,857,540)	(575,029)	(1,462,042)	(5,927,013)	(822,242)	(7,524,358)
Redemption fees	354	—	—	—	—	—

Increase (Decrease) from Capital Share Transactions	51,005,302	2,917,425	18,297,010	(5,687,757)	(767,536)	(5,290,923)

Increase (Decrease) in Net Assets	70,330,282	(421,516)	23,008,772	(1,806,272)	(1,364,418)	(1,674,774)
NET ASSETS
Beginning of year/period	37,207,020	37,628,536	14,619,764	13,498,122	14,862,540	16,537,314

End of year/period	$107,537,302	$37,207,020	$37,628,536	$11,691,850	$13,498,122	$14,862,540

Undistributed (Accumulated) net investment income (loss)	$171,858	$(62,847)	$(139,369)	$—	$—	$—

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	3,357,898	275,748	1,581,382	17,586	4,802	200,204
Reinvestment of distributions:
Institutional shares	144,980	—	31,433	—	—	—
Redemption of shares:
Institutional shares	(257,511)	(44,099)	(119,400)	(459,450)	(71,636)	(669,010)

Increase (Decrease) from Capital Share Transactions	3,245,367	231,649	1,493,415	(441,864)	(66,834)	(468,806)

(a)	Effective June 1, 2010, The Funds changed their fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY MARYLAND
	BOND FUND
	Year Ended	Period Ended	Year Ended
	June 30,	June 30,	May 31,
	2011	2010(a)	2010
OPERATIONS
Net investment income	$4,385,306	$364,860	$4,180,497
Net realized gains (losses)	782,015	38	(204,530)
Net change in unrealized appreciation (depreciation)	(106,159)	172,388	3,238,411

Increase (decrease) in Net Assets from Operations	5,061,162	537,286	7,214,378

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(4,385,306)	(364,860)	(4,180,497)

Total Distributions to Shareholders	(4,385,306)	(364,860)	(4,180,497)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	46,818,996	8,605,113	51,740,752
Reinvestment of distributions:
Institutional Shares	1,050,940	82,705	517,933
Redemption of shares:
Institutional Shares	(52,442,935)	(4,073,788)	(38,985,108)
Redemption fees	—	2,500	11,136

Increase (Decrease) from Capital Share Transactions	(4,572,999)	4,616,530	13,284,713

Increase (Decrease) in Net Assets	(3,897,143)	4,788,956	16,318,594
NET ASSETS
Beginning of year/period	192,077,143	187,288,187	170,969,593

End of year/period	$188,180,000	$192,077,143	$187,288,187

Undistributed (Accumulated) net investment income (loss)	$—	$—	$—

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	4,321,930	798,420	4,823,881
Reinvestment of distributions:
Institutional shares	97,030	7,651	48,278
Redemption of shares:
Institutional shares	(4,842,360)	(378,250)	(3,641,058)

Increase (Decrease) from Capital Share Transactions	(423,400)	427,821	1,231,101

(a)	Effective June 1, 2010, The Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY INTERMEDIATE
	INCOME FUND
	Year Ended	Period Ended	Year Ended
	June 30,	June 30,	May 31,
	2011	2010(a)	2010

OPERATIONS
Net investment income (loss)	$8,021,981	$812,437	$9,372,199
Net realized gains (losses)	8,799,880	362,320	1,103,543
Net change in unrealized appreciation (depreciation)	(5,928,727)	2,464,621	8,225,961

Increase in Net Assets from Operations	10,893,134	3,639,378	18,701,703

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(7,704,040)	(831,649)	(8,740,562)
A Shares	(826,757)	(89,404)	(1,049,279)
Net realized gain:
Institutional Shares	(993,289)	—	—
A Shares	(123,754)	—	—

Total Distributions to Shareholders	(9,647,840)	(921,053)	(9,789,841)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	117,039,500	16,170,517	120,408,129
A Shares	2,981,440	324,711	6,678,612
Reinvestment of distributions:
Institutional Shares	2,488,155	141,239	1,426,375
A Shares	603,014	54,516	620,144
Redemption of shares:
Institutional Shares	(145,378,720)	(8,873,606)	(49,802,315)
A Shares	(12,630,894)	(464,028)	(4,978,425)
Redemption fees	2,235	250	10,555

Increase (Decrease) from Capital Share Transactions	(34,895,270)	7,353,599	74,363,075

Increase (Decrease) in Net Assets	(33,649,976)	10,071,924	83,274,937
NET ASSETS
Beginning of year/period	312,144,054	302,072,130	218,797,193

End of year/period	$278,494,078	$312,144,054	$302,072,130

Undistributed net investment income	$417,250	$245,547	$317,851

Sale of shares:
Institutional shares	10,394,633	1,447,310	11,000,836
A Shares	269,496	29,598	620,193
Reinvestment of distributions:
Institutional shares	221,518	12,577	129,721
A Shares	54,505	4,938	57,378
Redemption of shares:
Institutional shares	(12,914,829)	(792,288)	(4,535,630)
A Shares	(1,143,144)	(42,095)	(460,009)

Increase from Capital Share Transactions	(3,117,821)	660,040	6,812,489

(a)	Effective June 1, 2010, The Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(e)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$9.99	$10.39		$7.83	$10.66	$10.87	$8.97

Net Investment Income (Loss)(a)	(0.04)	(0.01)		(0.06)	(0.03)	(0.04)	(0.02)
Net Realized And Unrealized Gains (Losses)	3.68	(0.39)		2.62	(2.77)	(0.17)	1.92

Total from Investment Operations	$3.64	$(0.40)		$2.56	$(2.80)	$(0.21)	$1.90

Distributions:
from Net Realized Gains	—	—		—	(0.03)	—	—

Total Distributions to Shareholders	—	—		—	(0.03)	—	—

Net Asset Value, End of Period	$13.63	$9.99		$10.39	$7.83	$10.66	$10.87

Total Return	36.44%	(3.85	)%(b)	32.69%	(26.26)%	(1.93)%	21.18%
Net Assets at End of Period (000’s Omitted)	$463,228	$96,889		$97,136	$52,792	$69,738	$71,355
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.29%)	(0.76	%)(c)	(0.56%)	(0.42)%	(0.41)%	(0.25)%
Net Expenses	0.94%	1.00	%(c)	1.10%	1.13%	1.06%	1.09%
Gross Expenses(d)	0.94%	1.00	%(c)	1.10%	1.13%	1.06%	1.09%
Portfolio Turnover Rate	30%	1	%(b)	34%	70%	56%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period/year.

BROWN ADVISORY GROWTH EQUITY FUND

A SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$9.80	$10.20		$7.72	$10.55	$10.83	$8.98

Net Investment Income (Loss)(a)	(0.09)	(0.01)		(0.10)	(0.07)	(0.10)	(0.08)
Net Realized And Unrealized Gains (Losses)	3.60	(0.39)		2.58	(2.73)	(0.18)	1.93

Total from Investment Operations	$3.51	$(0.40)		$2.48	$(2.80)	$(0.28)	$1.85

Distributions:
from Net Realized Gains	—	—		—	(0.03)	—	—

Total Distributions to Shareholders	$—	$—		$—	$(0.03)	$—	$—

Net Asset Value, End of Period	$13.31	$9.80		$10.20	$7.72	$10.55	$10.83

Total Return(b)	35.82%	(3.92	)%(c)	32.12%	(26.54)%	(2.59)%	20.60%
Net Assets at End of Period (000’s Omitted)	$5,698	$6,027		$6,287	$4,755	$5,645	$3,988
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.74)%	(1.21	)%(d)	(1.02)%	(0.89)%	(0.96)%	(0.77)%
Net Expenses	1.39%	1.45	%(d)	1.56%	1.60%	1.60%	1.60%
Gross Expenses(e)	1.39%	1.45	%(d)	1.56%	1.66%	1.67%	2.07%
Portfolio Turnover Rate	30%	1	%(c)	34%	70%	56%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY VALUE EQUITY FUND

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$9.69	$10.18		$8.34	$13.07	$16.03	$13.69

Net Investment Income (Loss)(a)	0.16	0.01		0.15	0.20	0.19	0.20
Net Realized And Unrealized Gains (Losses)	2.83	(0.47)		1.89	(4.72)	(1.98)	2.85

Total from Investment Operations	$2.99	$(0.46)		$2.04	$(4.52)	$(1.79)	$3.05

Distributions:
from Net Investment Income	(0.12)	(0.03)		(0.20)	(0.21)	(0.20)	(0.20)
from Net Realized Gains	—	—		—	—	(0.97)	(0.51)

Total Distributions to Shareholders	$(0.12)	$(0.03)		$(0.20)	$(0.21)	$(1.17)	$(0.71)

Payments by affiliates	—	—	(e)	—	—	—	—
Redemption fees	— (e)	—		— (e)	—	—	—

Net Asset Value, End of Period	$12.56	$9.69		$10.18	$8.34	$13.07	$16.03

Total Return	30.90%	(4.47	)%(b)	24.52%	(34.73)%	(11.60)%	22.85%
Net Assets at End of Period (000’s Omitted)	$177,918	$135,709		$147,337	$109,188	$196,954	$216,826
Ratios to Average Net Assets:
Net Investment Income (Loss)	1.34%	0.79	%(c)	1.51%	2.17%	1.33%	1.38%
Net Expenses	0.93%	0.97	%(c)	1.03%	1.06%	0.97%	0.99%
Gross Expenses(d)	0.93%	0.97	%(c)	1.03%	1.06%	0.97%	0.99%
Portfolio Turnover Rate	64%	7	%(b)	62%	108%	47%	39%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY VALUE EQUITY FUND

A SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(g)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$9.74	$10.23		$8.37	$13.11	$16.05	$13.68

Net Investment Income (Loss)(a)	0.10	—	(f)	0.11	0.16	0.11	0.12
Net Realized And Unrealized Gains (Losses)	2.84	(0.47)		1.90	(4.74)	(2.00)	2.85

Total from Investment Operations	$2.94	$(0.47)		$2.01	$(4.58)	$(1.89)	$2.97

Distributions:
from Net Investment Income	(0.06)	—		(0.15)	(0.16)	(0.08)	(0.09)
from Net Realized Gains	—	(0.02)		—	—	(0.97)	(0.51)

Total Distributions to Shareholders	$(0.06)	$(0.02)		$(0.15)	$(0.16)	$(1.05)	$(0.60)

Payments by affiliates	—	—	(f)	—	—	—	—

Net Asset Value, End of Period	$12.62	$9.74		$10.23	$8.37	$13.11	$16.05

Total Return(b)	30.28%	(4.57	)%(c)	24.08%	(35.04)%	(12.15)%	22.14%
Net Assets at End of Period (000’s Omitted)	$2,996	$4,868		$5,196	$5,116	$6,958	$5,711
Ratios to Average Net Assets:
Net Investment Income (Loss)	0.89%	0.34	%(d)	1.05%	1.67%	0.75%	0.81%
Net Expenses	1.38%	1.42	%(d)	1.49%	1.58%	1.56%	1.60%
Gross Expenses(e)	1.38%	1.42	%(d)	1.49%	1.58%	1.56%	1.86%
Portfolio Turnover Rate	64%	7	%(c)	62%	108%	47%	39%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY FLEXIBLE VALUE FUND

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009(g)	October 31, 2008	October 31, 2007

Net Asset Value, Beginning Period	$7.33	$7.62		$6.16	$6.14	$10.38	$10.00

Net Investment Income (Loss)(a)	0.02	—	(e)	0.05	0.03	0.04	0.01
Net Realized And Unrealized Gains (Losses)	1.83	(0.28)		1.45	0.02	(4.20)	0.38

Total from Investment Operations	$1.85	$(0.28)		$1.50	$0.05	$(4.16)	$0.39

Distributions:
from Net Investment Income	(0.02)	(0.01)		(0.04)	(0.03)	(0.05)	(0.01)
from Net Realized Gains	—	—		—	—	(0.03)	—
from Return of Capital	— (e)	—		—	— (e)	—	—

Total Distributions to Shareholders	$(0.02)	$(0.01)		$(0.04)	$(0.03)	$(0.08)	$(0.01)

Redemption fees(a)	—	—		—	—	—	—

Net Asset Value, End of Period	$9.16	$7.33		$7.62	$6.16	$6.14	$10.38

Total Return	25.27%	(3.69	)%(b)	24.39%	0.88%	(40.37)%	3.93%
Net Assets at End of Period (000’s Omitted)	$26,827	$18,108		$17,777	$12,416	$16,379	$12,997
Ratios to Average Net Assets:
Net Investment Income (Loss)	0.28%	0.38	%(c)	0.61%	1.06%	0.46%	0.12%
Net Expenses	1.15%	1.15	%(c)	1.11%	1.14%	1.10%	1.10%
Gross Expenses(d)	1.32%	1.48	%(c)	1.61%	2.18%	3.07%	5.06%
Portfolio Turnover Rate	33%	1	%(b)	22%	16%	27%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY FLEXIBLE VALUE FUND

A SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(g)		May 31, 2010	May 31, 2009(h)		October 31, 2008	October 31, 2007

Net Asset Value, Beginning Period	$7.33	$7.62		$6.17	$6.14		$10.36	$10.41

Net Investment Income (Loss)(a)	0.01	—	(f)	0.02	0.02		0.02	(0.02)
Net Realized And Unrealized Gains (Losses)	1.84	(0.29)		1.45	0.01		(4.21)	(0.03)

Total from Investment Operations	$1.85	$(0.29)		$1.47	$0.03		$(4.19)	$(0.05)

Distributions:
from Net Investment Income	(0.01)	—	(f)	(0.02)	—	(f)	—	—
from Net Realized Gains	—	—		—	—		(0.03)	—
from Return of Capital	— (f)	—		—	—	(f)	—	—

Total Distributions to Shareholders	$(0.01)	$—		$(0.02)	—	(f)	$(0.03)	$—

Net Asset Value, End of Period	$9.17	$7.33		$7.62	$6.17		$6.14	$10.36

Total Return(b)	25.18%	(3.75	)%(c)	23.88%	0.55	%(c)	(40.55)%	(0.48)%
Net Assets at End of Period (000’s Omitted)	$1,259	$955		$992	$1,005		$1,080	$951
Ratios to Average Net Assets:
Net Investment Income (Loss)	0.08%	0.18	%(d)	0.37%	0.79	%(d)	0.24%	(0.17)%
Net Expenses	1.35%	1.35	%(d)	1.35%	1.42	%(d)	1.35%	1.35%
Gross Expenses(e)	1.53%	1.68	%(d)	1.85%	2.70	%(d)	4.32%	12.67%
Portfolio Turnover Rate	33%	1	%(c)	22%	16	%(c)	27%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(h)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$10.58	$11.06		$8.47	$13.17	$13.92	$11.38

Net Investment Income (Loss)(a)	(0.11)	(0.01)		(0.10)	(0.09)	(0.12)	(0.08)
Net Realized And Unrealized Gains (Losses)	4.60	(0.47)		2.69	(4.25)	0.39	2.62

Total from Investment Operations	$4.49	$(0.48)		$2.59	$(4.34)	$0.27	$2.54

Distributions:
from Net Realized Gains	—	—		—	(0.36)	(1.02)	—

Total Distributions to Shareholders	$—	$—		$—	$(0.36)	$(1.02)	$—

Redemption fees(a)	—	—	(e)	— (e)	—	—	—

Net Asset Value, End of Period	$15.07	$10.58		$11.06	$8.47	$13.17	$13.92

Total Return	42.44%	(4.34	)%(b)	30.58%	(32.47)%	1.87%	22.32%
Net Assets at End of Period (000’s Omitted)	$208,222	$139,647		$145,293	$95,007	$158,648	$147,362
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.85)%	(0.97	)%(c)	(0.95)%	(0.96)%	(0.94)%	(0.68)%
Net Expenses	1.18%	1.22	%(c)	1.32%	1.35%	1.25%	1.27%
Gross Expenses(d)	1.18%	1.22	%(c)	1.32%	1.35%	1.25%	1.27%
Portfolio Turnover Rate	61%	7	%(b)	71%	90%	81%	65%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

A SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$10.34	$10.80		$8.32	$12.99	$13.83	$11.37

Net Investment Income (Loss)(a)	(0.18)	(0.01)		(0.14)	(0.13)	(0.20)	(0.14)
Net Realized And Unrealized Gains (Losses)	4.49	(0.45)		2.62	(4.18)	0.38	2.60

Total from Investment Operations	$4.31	$(0.46)		$2.48	$(4.31)	$0.18	$2.46

Distributions:
from Net Realized Gains	—	—		—	(0.36)	(1.02)	—

Total Distributions to Shareholders	$—	$—		$—	$(0.36)	$(1.02)	$—

Net Asset Value, End of Period	$14.65	$10.34		$10.80	$8.32	$12.99	$13.83

Total Return(b)	41.68%	(4.26	)%(c)	29.81%	(32.69)%	1.21%	21.64%
Net Assets at End of Period (000’s Omitted)	$3,110	$4,075		$4,254	$2,615	$3,553	$1,160
Ratios to Average Net Assets:
Net Investment Income (Loss)	(1.36)%	(1.42	)%(d)	(1.41)%	(1.46)%	(1.55)%	(1.12)%
Net Expenses	1.69%	1.67	%(d)	1.78%	1.85%	1.85%	1.85%
Gross Expenses(e)	1.69%	1.67	%(d)	1.78%	1.93%	2.07%	5.11%
Portfolio Turnover Rate	61%	7	%(c)	71%	90%	81%	65%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

D SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(e)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$20.75	$21.67		$16.64	$25.32	$25.93	$21.28

Net Investment Income (Loss)(a)	(0.21)	(0.02)		(0.23)	(0.23)	(0.32)	(0.24)
Net Realized And Unrealized Gains (Losses)	9.02	(0.90)		5.26	(8.09)	0.73	4.89

Total from Investment Operations	$8.81	$(0.92)		$5.03	$(8.32)	$0.41	$4.65

Distributions:
from Net Realized Gains	—	—		—	(0.36)	(1.02)	—

Total Distributions to Shareholders	$—	$—		$—	$(0.36)	$(1.02)	$—

Net Asset Value, End of Period	$29.56	$20.75		$21.67	$16.64	$25.32	$25.93

Total Return	42.46%	(4.25	)%(b)	30.23%	(32.61)%	1.50%	21.85%
Net Assets at End of Period (000’s Omitted)	$8,732	$7,065		$7,400	$6,931	$12,387	$13,845
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.80)%	(0.92	)%(c)	(1.12)%	(1.26)%	(1.29)%	(1.06)%
Net Expenses	1.13%	1.17	%(c)	1.49%	1.65%	1.59%	1.63%
Gross Expenses(d)	1.13%	1.17	%(c)	1.49%	1.65%	1.59%	1.63%
Portfolio Turnover Rate	61%	7	%(b)	71%	90%	81%	65%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN CARDINAL SMALL COMPANIES FUND

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$10.11	$10.58		$8.31	$12.07	$15.72	$14.09

Net Investment Income (Loss)(a)	0.08	0.01		0.03	(0.01)	(0.03)	0.12
Net Realized And Unrealized Gains (Losses)	3.10	(0.47)		2.26	(3.47)	(2.25)	2.30

Total from Investment Operations	$3.18	$(0.46)		$2.29	$(3.48)	$(2.28)	$2.42

Distributions:
from Net Investment Income	(0.09)	(0.01)		(0.02)	—	(0.02)	(0.08)
from Net Realized Gains	—	—		—	(0.28)	(1.35)	(0.71)
from Return of Capital	(0.02)	—		—	— (e)	—	—

Total Distributions to Shareholders	$(0.11)	$(0.01)		$(0.02)	$(0.28)	$(1.37)	$(0.79)

Redemption fees(a)	—	—		—	—	—	—

Net Asset Value, End of Period	$13.18	$10.11		$10.58	$8.31	$12.07	$15.72

Total Return	31.49%	(4.33	)%(b)	27.59%	(28.52)%	(14.97)%	17.71%
Net Assets at End of Period (000’s Omitted)	$73,556	$71,778		$76,043	$58,583	$122,737	$145,656
Ratios to Average Net Assets:
Net Investment Income (Loss)	0.64%	1.65	%(c)	0.28%	(0.09)%	(0.25)%	0.86%
Net Expenses	1.23%	1.29	%(c)	1.37%	1.37%	1.26%	1.27%
Gross Expenses(d)	1.23%	1.29	%(c)	1.37%	1.37%	1.27%	1.27%
Portfolio Turnover Rate	32%	3	%(b)	57%	76%	65%	58%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN CARDINAL SMALL COMPANIES FUND

A SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(g)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$9.96	$10.42		$8.20	11.98	15.67	14.08

Net Investment Income (Loss)(a)	0.02	0.01		(0.02)	(0.05)	(0.11)	0.04
Net Realized And Unrealized Gains (Losses)	3.05	(0.47)		2.24	(3.45)	(2.23)	2.28

Total from Investment Operations	$3.07	$(0.46)		$2.22	$(3.50)	$(2.34)	$2.32

Distributions:
from Net Investment Income	(0.03)	—		— (f)	—	—	(0.02)
from Net Realized Gains	—	—		—	(0.28)	(1.35)	(0.71)
from Return of capital	(0.01)	—		—	—	—	—

Total Distributions to Shareholders	$(0.04)	$—		$— (f)	$(0.28)	$(1.35)	$(0.73)

Net Asset Value, End of Period	$12.99	$9.96		$10.42	$8.20	$11.98	$15.67

Total Return(b)	30.84%	(4.41	)%(c)	27.09%	(28.94)%	(15.39)%	16.96%
Net Assets at End of Period (000’s Omitted)	$339	$337		$356	$431	$781	$873
Ratios to Average Net Assets:
Net Investment Income (Loss)	0.13%	1.20	%(d)	(0.19)%	(0.57)%	(0.84)%	0.30%
Net Expenses	1.74%	1.74	%(d)	1.83%	1.85%	1.85%	1.85%
Gross Expenses(e)	1.74%	1.74	%(d)	1.83%	2.38%	2.55%	5.22%
Portfolio Turnover Rate	32%	3	%(c)	57%	76%	65%	58%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009(g)

Net Asset Value, Beginning Period	$11.92	$13.03		$10.48	$10.00

Net Investment Income (Loss)(a)	0.11	0.01		(0.02)	(0.01)
Net Realized And Unrealized Gains (Losses)	5.54	(1.12)		2.80	0.50

Total from Investment Operations	$5.65	$(1.11)		$2.78	$0.49

Distributions:
from Net Investment Income	(0.08)	—		(0.05)	—
from Net Realized Gains	(0.60)	—		(0.18)	—
from Return of Capital	—	—		—	(0.01)

Total Distributions to Shareholders	$(0.68)	$—		$(0.23)	$(0.01)

Redemption fees(a)	— (e)	—		—	—

Net Asset Value, End of Period	$16.89	$11.92		$13.03	$10.48

Total Return	48.20%	(8.52	)%(b)	26.70%	4.86	%(b)
Net Assets at End of Period (000’s Omitted)	$107,537	$37,207		$37,629	$14,620
Ratios to Average Net Assets:
Net Investment Income (Loss)	0.70%	0.91	%(c)	(0.14)%	(0.22	)%(c)
Net Expenses	1.24%	1.36	%(c)	1.47%	1.50	%(c)
Gross Expenses(d)	1.24%	1.36	%(c)	1.62%	2.91	%(c)
Portfolio Turnover Rate	67%	2	%(b)	82%	29	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Commenced operations on December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY OPPORTUNITY FUND

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$11.03	$11.51		$9.40	$15.10	$15.38	$12.55

Net Investment Income (Loss)(a)	(0.10)	(0.01)		(0.03)	(0.10)	(0.14)	(0.06)
Net Realized And Unrealized Gains (Losses)	4.01	(0.47)		2.14	(5.60)	(0.14)	2.89

Total from Investment Operations	$3.91	$(0.48)		$2.11	$(5.70)	$(0.28)	$2.83

Redemption fees(a)	—	—		—	—	—(e )	—

Net Asset Value, End of Period	$14.94	$11.03		$11.51	$9.40	$15.10	$15.38

Total Return	35.45%	(4.17	)%(b)	22.45%	(37.75)%	(1.82)%	22.55%
Net Assets at End of Period (000’s Omitted)	$11,692	$13,498		$14,863	$16,537	$29,740	$17,903
Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.75)%	(0.84	)%(c)	(0.29)%	(0.96)%	(0.91)%	(0.45)%
Net Expenses	1.50%	1.50	%(c)	1.50%	1.50%	1.50%	1.50%
Gross Expenses(d)	1.78%	1.68	%(c)	1.75%	1.67%	1.70%	1.97%
Portfolio Turnover Rate	65%	3	%(b)	97%	151%	131%	118%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY MARYLAND BOND FUND

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$10.81	$10.81		$10.62	$10.42	$10.29	$10.28

Net Investment Income (Loss)(a)	0.25	0.02		0.25	0.31	0.37	0.32
Net Realized And Unrealized Gains (Losses)	0.04	—		0.19	0.21	0.13	0.01

Total from Investment Operations	$0.29	$0.02		$0.44	$0.52	$0.50	$0.33

Distributions:
from Net Investment Income	(0.25)	(0.02)		(0.25)	(0.32)	(0.37)	(0.32)

Total Distributions to Shareholders	$(0.25)	$(0.02)		$(0.25)	$(0.32)	$(0.37)	$(0.32)

Redemption fees(a)	—	—	(e)	— (e)	— (e)	—	—

Net Asset Value, End of Period	$10.85	$10.81		$10.81	$10.62	$10.42	$10.29

Total Return	2.74%	0.19	%(b)	4.21%	5.06%	4.93%	3.21%
Net Assets at End of Period (000’s Omitted)	$188,180	$192,077		$187,288	$170,970	$94,001	$92,409
Ratios to Average Net Assets:
Net Investment Income (Loss)	2.33%	2.36	%(c)	2.32%	2.93%	3.55%	3.06%
Net Expenses	0.51%	0.54	%(c)	0.62%	0.46%	0.27%	0.71%
Gross Expenses(d)	0.51%	0.54	%(c)	0.62%	0.70%	0.77%	0.80%
Portfolio Turnover Rate	29%	1	%(b)	8%	9%	10%	6%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$11.23	$11.13		$10.76	$10.76	$10.46	$10.36

Net Investment Income (Loss)(a)	0.31	0.03		0.38	0.42	0.49	0.47
Net Realized And Unrealized Gains (Losses)	0.11	0.10		0.38	0.02	0.35	0.11

Total from Investment Operations	$0.42	$0.13		$0.76	$0.44	$0.84	$0.58

Distributions:
from Net Investment Income	(0.33)	(0.03)		(0.39)	(0.42)	(0.54)	(0.48)
from Net Realized Gains	(0.04)	—		—	(0.02)	—	—

Total Distributions to Shareholders	$(0.37)	$(0.03)		$(0.39)	$(0.44)	$(0.54)	$(0.48)

Redemption fees(a)	— (e)	—	(e)	— (e)	— (e)	— (e)	—

Net Asset Value, End of Period	$11.28	$11.23		$11.13	$10.76	$10.76	$10.46

Total Return	3.84%	1.20	%(b)	7.17%	4.24%	7.70%	5.72%
Net Assets at End of Period (000’s Omitted)	$255,847	$280,537		$270,658	$190,708	$142,412	$128,463
Ratios to Average Net Assets:
Net Investment Income (Loss)	2.75%	3.23	%(c)	3.45%	3.97%	4.54%	4.46%
Net Expenses	0.52%	0.53	%(c)	0.61%	0.63%	0.58%	0.60%
Gross Expenses(d)	0.52%	0.53	%(c)	0.61%	0.63%	0.58%	0.60%
Portfolio Turnover Rate	84%	6	%(b)	25%	32%	56%	25%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

A SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)		May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$11.04	$10.95		$10.59	$10.60	$10.28	$10.19

Net Investment Income (Loss)(a)	0.28	0.03		0.35	0.39	0.45	0.43
Net Realized And Unrealized Gains (Losses)	0.11	0.09		0.38	0.02	0.35	0.11

Total from Investment Operations	$0.39	$0.12		$0.73	$0.41	$0.80	$0.54

Distributions:
from Net Investment Income	(0.31)	(0.03)		(0.37)	(0.40)	(0.48)	(0.45)
from Net Realized Gains	(0.04)	—		—	(0.02)	—	—

Total Distributions to Shareholders	$(0.35)	$(0.03)		$(0.37)	$(0.42)	$(0.48)	$(0.45)

Net Asset Value, End of Period	$11.08	$11.04		$10.95	$10.59	$10.60	$10.28

Total Return(b)	3.60%	1.11	%(c)	6.98%	3.97%	7.47%	5.39%
Net Assets at End of Period (000’s Omitted)	$22,647	$31,607		$31,415	$28,090	$23,519	$18,428
Ratios to Average Net Assets:
Net Investment Income (Loss)	2.54%	3.03	%(d)	3.24%	3.73%	4.25%	4.16%
Net Expenses	0.72%	0.73	%(d)	0.82%	0.87%	0.86%	0.90%
Gross Expenses(e)	0.72%	0.73	%(d)	0.82%	0.87%	0.86%	0.90%
Portfolio Turnover Rate	84%	6	%(c)	25%	32%	56%	25%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
June 30, 2011

Note 1. Organization

Effective April 12, 2010, the Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Value Fund (“Flexible Value Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Cardinal Small Companies Fund (“Small Companies Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”) and Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) (individually included in the defined term, “Fund,” and collectively included in the defined term, “Funds”) is a non-diversified series of the Trust. Prior to April 12, 2010, the Funds were series of Forum Funds.

The Funds commenced operations as follows:

Commencement of Operations
Institutional
	Shares	A Shares(2)		D Shares

Growth Equity Fund	06/28/99	05/18/06		—
Value Equity Fund	01/28/03	04/25/06		—
Flexible Value Fund	11/30/06	01/24/07		—
Small-Cap Growth Fund	06/28/99	04/25/06	(1)	09/20/02	(1)
Small Companies Fund	10/31/03	05/01/06		—
Small-Cap Fundamental Value Fund	12/31/08	—		—
Opportunity Fund	06/29/98	—		—
Maryland Bond Fund	12/21/00	—		—
Intermediate Income Fund	11/02/95	05/13/91		—

(1)	On April 25, 2006, all issued and outstanding Small-Cap Growth Fund A Shares were renamed as D Shares and the Fund began offering newly created A Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program).

(2)	Effective July 1, 2011, the A Shares were renamed Advisor Shares. Refer to Note 7 for further details.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small Companies Fund, Small-Cap Fundamental Value Fund, and Opportunity Fund is to achieve long-term capital appreciation. Flexible Value Fund’s investment objective is to achieve long-term growth of capital. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All

Notes to Financial Statements
June 30, 2011

equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2011, the Small-Cap Growth Fund held fair valued securities with a market value of $927,323 or 0.4% of total net assets.

As described above, the Funds’ utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011:

	Level 1	Level 2	Level 3

Growth Equity Fundˆ
Common Stocks	$450,752,935	$—	$—
Short-Term Investments	23,557,834	—	—

Total Investments in Securities	$474,310,769	$—	$—

Notes to Financial Statements
June 30, 2011

	Level 1	Level 2	Level 3

Value Equity Fundˆ
Common Stocks	$173,414,976	$—	$—
Short-Term Investments	7,324,280	—	—

Total Investments in Securities	$180,739,256	$—	$—

	Level 1	Level 2	Level 3

Flexible Value Fundˆ
Common Stocks	$27,306,521	$—	$—
Warrants	111,720	—
Short-Term Investments	961,026	—	—

Total Investments in Securities	$28,379,267	$—	$—

	Level 1	Level 2	Level 3

Small-Cap Growth Fundˆ
Common Stocks	$211,953,292	$—	$—
Private Placement	—	—	927,323
Short-Term Investments	7,395,616	—	—

Total Investments in Securities	$219,348,908	$—	$927,323

	Level 1	Level 2	Level 3

Small Companies Fundˆ
Common Stocks	$65,831,390	$—	$—
Real Estate Investment Trusts	5,330,522	—	—
Short-Term Investments	2,968,028	—	—

Total Investments in Securities	$74,129,940	$—	$—

	Level 1	Level 2	Level 3

Small-Cap Fundamental Value Fundˆ
Common Stocks	$95,765,111	$—	$—
Real Estate Investment Trusts	3,007,154	—	—
Investment Companies	2,139,455	—	—
Short-Term Investments	8,329,625	—	—

Total Investments in Securities	$109,241,345	$—	$—

	Level 1	Level 2	Level 3

Opportunity Fundˆ
Common Stocks	$11,250,563	$—	$—
Short-Term Investments	416,901	—	—

Total Investments in Securities	$11,667,464	$—	$—

Notes to Financial Statements
June 30, 2011

	Level 1	Level 2	Level 3

Maryland Bond Fundˆ
Municipal Bonds	$—	$178,760,897	$—
Short-Term Investments	11,266,121	—	—

Total Investments in Securities	$11,266,121	$178,760,897	$—

	Level 1	Level 2	Level 3

Intermediate Income Fundˆ
Mortgage Backed Securities	$—	$129,556,204	$—
Corporate Bonds & Notes	—	69,629,370	—
Municipal Bonds	—	17,228,657	—
FHLB Notes	—	5,295,710	—
U.S. Treasury Securities	—	33,069,135	—
Short-Term Investments	6,781,185	14,998,854	—

Total Investments in Securities	$6,781,185	$269,777,930	$—

ˆ	See Schedule of Investments for industry breakouts.

None of the Funds had significant transfers into or out of Levels 1 and 2 during the year ended June 30, 2011.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund
Investments in Private Placement

Balance as of June 30, 2010	$535,692
Change in Unrealized Appreciation/Depreciation	111,631
Net Purchases/(Sales)	280,000
Transfers In/(Out)	—

Balance as of June 30, 2011	$927,323

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gain or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Notes to Financial Statements
June 30, 2011

D. Options – Each Fund, except the Maryland Bond Fund and the Intermediate Income Fund may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

No derivative instruments were held during the year ended June 30, 2011.

E. Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly for Growth Equity Fund, Value Equity Fund, Flexible Value Fund, Small-Cap Growth Fund, Small Companies Fund and Opportunity Fund. For Small-Cap Fundamental Value Fund, distributions of net investment income are declared and paid at least annually. For Maryland Bond Fund and Intermediate Income Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years as of June 30, 2011. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

G. Redemption Fees – A shareholder who redeems or exchanges Institutional Shares of each Fund within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

H. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.

J. Recent Accounting Pronouncement – In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the

Notes to Financial Statements
June 30, 2011

unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

K. Regulated Investment Company Modernization Act – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Note 3. Commitments and Other Related Party Transactions

Investment Advisor – The Advisor does business under the name of Brown Investment Advisory Incorporated. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, accrued daily and payable monthly from each Fund at an annual rate of the Fund’s average annual daily net assets as follows:

Annual Advisory Fee

Growth Equity Fund	0.75%
Value Equity Fund	0.75%
Flexible Value Fund	0.85%
Small-Cap Growth Fund	1.00%
Small Companies Fund	1.00%
Small-Cap Fundamental Value Fund	1.00%
Opportunity Fund	1.00%
Maryland Bond Fund	0.35%
Intermediate Income Fund	0.35%

Subject to the general oversight of the Board and the Advisor during the period of the report, Cardinal Capital Management, L.L.C. made the investment decisions for the Small Companies Fund. The sub-advisory fee, calculated as a percentage of each Fund’s assets, is paid by the Advisor.

Notes to Financial Statements
June 30, 2011

Fee Waivers and Expense Reimbursements – The Advisor contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	A Shares		D Shares

Growth Equity Fund	1.15%	1.60	%(1)	N/A
Value Equity Fund	1.15%	1.60	%(1)	N/A
Flexible Value Fund	1.15%	1.35%		N/A
Small-Cap Growth Fund	1.40%	1.85	%(2)	1.35%
Small Companies Fund	1.40%	1.85	%(2)	N/A
Small-Cap Fundamental Value Fund	1.40%	1.85	%(2)	N/A
Opportunity Fund	1.50%	N/A		N/A
Maryland Bond Fund	0.60%	N/A		N/A
Intermediate Income Fund	0.60%	0.80%		N/A

(1)	As part of the restructuring of the A Shares to Advisor Shares (refer to Note 7 for further details), the expense cap has been reduced to 1.35%, effective July 1, 2011.

(2)	As part of the restructuring of the A Shares to Advisor Shares (refer to Note 7 for further details), the expense cap has been reduced to 1.60%, effective July 1, 2011.

These expense caps are in place through September 30, 2012 and may thereafter be renewed annually by the Board of Trustees. For the year ended June 30, 2011, the Advisor waived $41,737 and $35,673 in fees in the Flexible Value Fund and Opportunity Fund, respectively. The Advisor is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. At June 30, 2011, the cumulative amounts of previously waived fees that the Advisor may recoup from the Flexible Value Fund and Opportunity Fund were $58,792 and $41,949, respectively. The Advisor may recoup portions of the above amounts no later than the dates below:

	June 30,
	2012	2013	2014

Flexible Value Fund	—	$17,055	$41,737
Opportunity Fund	—	6,276	35,673

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.50% of the average daily net assets of A Shares for each Fund, except Flexible Value Fund, Opportunity Fund and Intermediate Income Fund, which is equal to 0.25% of the average daily net assets of A Shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity. Effective July 1, 2011, the A Shares were renamed Advisor Shares, with all of the Advisor Shares having a 12b-1 fee of 0.25% of the average daily net assets of the share class. Refer to Note 7 for further details.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

For the year ended June 30, 2011 the Distributor did not retain any of the front-end sales charges assessed on the sale of A Shares. For the year ended June 30, 2011, the Distributor did not retain any commissions from contingent deferred sales charge assessed on redemptions of A Shares.

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The officers of the Trust are employees of USBFS. The Chief Compliance Officer is also an employee of USBFS.

Notes to Financial Statements
June 30, 2011

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended June 30, 2011 were as follows:

	Investment Securities
	Purchases	Sales

Growth Equity Fund	$372,045,645	$69,579,573
Value Equity Fund	100,282,019	104,613,242
Flexible Value Fund	12,186,517	7,728,209
Small-Cap Growth Fund	115,899,254	112,188,192
Small Companies Fund	23,641,859	43,220,055
Small-Cap Fundamental Value Fund	86,377,881	41,362,706
Opportunity Fund	7,898,376	13,592,478
Maryland Bond Fund	51,248,576	52,515,458
Intermediate Income Fund	131,172,985	146,681,783

The Intermediate Income Fund also purchased and sold $92,916,801 and $106,394,442, respectively, in U.S. Government securities for the year ended June 30, 2011.

Note 5. Federal Income Tax and Investment Transactions

At June 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth Equity	Value Equity	Flexible Value	Small-Cap	Small Companies
	Fund	Fund	Fund	Growth Fund	Fund

Cost of Investments	$416,775,929	$160,160,441	$23,874,523	$160,715,862	$52,386,082

Gross tax unrealized appreciation	68,924,445	25,368,241	5,183,510	64,863,151	23,470,396
Gross tax unrealized depreciation	(11,389,605)	(4,789,426)	(678,766)	(5,302,782)	(1,726,538)

Net tax unrealized appreciation	57,534,840	20,578,815	4,504,744	59,560,369	21,743,858

Net unrealized appreciation on foreign receivables	104	—	62	—	—

Undistributed ordinary income	—	563,193	—	—	—
Undistributed long-term capital gain	—	—	—	—	—

Total distributable earnings	—	563,193	—	—	—

Other accumulated loss	(2,397,828)	(32,554,690)	(5,810,031)	(147,387)	(29,086,676)

Total accumulated earnings	$55,137,116	$(11,412,682)	$(1,305,225)	$59,412,982	$(7,342,818)

	Small-Cap
	Fundamental	Opportunity	Maryland Bond	Intermediate
	Value Fund	Fund	Fund	Income Fund

Cost of Investments	$92,909,832	$9,600,898	$183,380,135	$267,489,866

Gross tax unrealized appreciation	17,612,695	2,305,673	7,058,938	9,387,745
Gross tax unrealized depreciation	(1,281,182)	(239,107)	(412,055)	(318,496)

Net tax unrealized appreciation	16,331,513	2,066,566	6,646,883	9,069,249

Net unrealized appreciation on foreign receivables	—	—	—	—

Undistributed ordinary income*	2,993,890	—	266,230 *	1,071,729
Undistributed long-term capital gain	2,381,434	—	493,805	4,882,213

Total distributable earnings	5,375,324	—	760,035	5,953,942

Other accumulated loss	—	(39,895,036)	(266,230)	(481,052)

Total accumulated earnings	$21,706,837	$(37,828,470)	$7,140,688	$14,542,139

*	Amount shown for Maryland Bond Fund is tax-exempt

Notes to Financial Statements
June 30, 2011

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses and dividend payables.

At June 30, 2011, the following capital loss carryforwards were available:

	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring
	2012	2013	2014	2015	2016	2017	2018	2019	Total

Growth Equity Fund	$—	$—	$—	$—	$—	$2,391,686	$6,142	$—	$2,397,828
Value Equity Fund	—	—	—	—	3,385,719	28,219,868	949,103	—	32,554,690
Flexible Value Fund	—	—	—	2,528,658	—	3,281,373	—	—	5,810,031
Small-Cap Growth Fund	—	—	—	—	—	147,387	—	—	147,387
Small Companies Fund	—	—	—	—	—	29,086,676	—	—	29,086,676
Small-Cap Fundamental Value Fund	—	—	—	—	—	—	—	—	—
Opportunity Fund	458,257	32,106,135	—	—	6,595,708	734,936	—	—	39,895,036
Maryland Bond Fund	—	—	—	—	—	—	—	—	—
Intermediate Income Fund	—	—	—	—	—	—	—	—	—

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Tax Exempt Income		Ordinary Income
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010

Growth Equity Fund	$—	$—	$—	$—
Value Equity Fund	—	—	1,644,489	499,136
Flexible Value Fund	—	—	60,761	5,855
Small-Cap Growth Fund	—	—	—	—
Small Companies Fund	—	—	538,966	84,469
Small-Cap Fundamental Value Fund	—	—	1,950,329	—
Opportunity Fund	—	—	—	—
Maryland Bond Fund	4,385,306	364,860	—	—
Intermediate Income Fund	—	—	8,530,797	921,053

	Long-Term Capital Gainˆ		Return of Capital
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010

Growth Equity Fund	$—	$—	$—	$—
Value Equity Fund	—	—	—	—
Flexible Value Fund	—	—	1,895	16,421
Small-Cap Growth Fund	—	—	—	—
Small Companies Fund	—	—	93,959	—
Small-Cap Fundamental Value Fund	581,158	—	—	—
Opportunity Fund	—	—	—	—
Maryland Bond Fund	—	—	—	—
Intermediate Income Fund	1,117,043	—	—	—

ˆ	Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Notes to Financial Statements
June 30, 2011

On the Statements of Assets and Liabilities, as a result of net operating loss incurred, adjustments to holdings of Real Estate Investment Trusts, currency gains, distribution reclassifications and income adjustments to asset-backed security transactions, certain amounts for the year ended June 30, 2011, have been reclassified. The reclassification has no impact on the net assets of the Funds.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital

Growth Equity Fund	$688,492	$(288)	$(688,204)
Value Equity Fund	(58)	58	—
Flexible Value Fund	(41,720)	45,636	(3,916)
Small-Cap Growth Fund	1,685,075	—	(1,685,075)
Small Companies Fund	92,326	1,633	(93,959)
Small-Cap Fundamental Value Fund	207,270	(206,834)	(436)
Opportunity Fund	95,017	21,350,624	(21,445,641)
Maryland Bond Fund	—	—	—
Intermediate Income Fund	680,519	(680,519)	—

Note 6. Concentration of Risk

Maryland Bond Fund is non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of Maryland Bond Fund in securities of a limited amount of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets in issuers located in Maryland and therefore, it is more susceptible to economic, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally. These factors may have and adverse affect on the issuer’s ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund’s investments and NAV.

Investors in bond funds should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally bond prices fall when interest rates rise and vice versa. This effect is usually more pronounced for longer-term securities.

Note 7. Restructuring of Class A Shares

Effective July 1, 2011, Class A Shares will be known as Advisor Shares. With this change, front-end sales loads for the class have been eliminated. In addition, Rule 12b-1 fees are now 0.25% (as a percentage of average daily net assets) for all of the Funds’ Advisor Shares (some Funds were previously 0.50%). The newly-restructured Advisor Shares became eligible for purchase on July 1, 2011.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Brown Advisory Funds and the Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund and the Brown Advisory Intermediate Income Fund, each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of June 30, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended, the period ended June 30, 2010 and the year ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three year period ended May 31, 2009 were audited by other auditors whose reports dated July 28, 2008 and July 28, 2009, expressed an unqualified opinion on such financial highlights. The financial highlights of Brown Advisory Flexible Value Fund for each of the two years in the period ended October 31, 2008 were audited by other auditors whose report dated December 22, 2008 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, , Brown Advisory Maryland Bond Fund and the Brown Advisory Intermediate Income Fund as of June 30, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended, the period ended June 30, 2010 and the year ended May 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 24, 2011

Expense Example For the Six Months Ended June 30, 2011 (Unaudited)

As a share holder of a Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on A shares purchases; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 – June 30, 2011).

Actual Expenses – The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses. As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase them for the Institutional Share Class (there is not a redemption fee for A Shares or D Shares). Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2011	June 30, 2011	During the Period*	Ratio*

Growth Equity Fund
Institutional Shares
Actual Return	$1,000	$1,062	$4.70	0.92%
Hypothetical (5% annual return before expenses)	1,000	1,020	4.61	0.92%
A Shares
Actual Return	1,000	1,057	6.99	1.37%
Hypothetical (5% annual return before expenses)	1,000	1,018	6.85	1.37%

Value Equity Fund
Institutional Shares
Actual Return	1,000	1,043	4.56	0.90%
Hypothetical (5% annual return before expenses)	1,000	1,020	4.51	0.90%
A Shares
Actual Return	1,000	1,038	6.82	1.35%
Hypothetical (5% annual return before expenses)	1,000	1,018	6.76	1.35%

Expense Example For the Six Months Ended June 30, 2011 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2011	June 30, 2011	During the Period*	Ratio*

Flexible Value Fund
Institutional Shares
Actual Return	$1,000	$1,055	$5.86	1.15%
Hypothetical (5% annual return before expenses)	1,000	1,019	5.76	1.15%
A Shares
Actual Return	1,000	1,053	6.87	1.35%
Hypothetical (5% annual return before expenses)	1,000	1,018	6.76	1.35%

Small-Cap Growth Fund
Institutional Shares
Actual Return	1,000	1,071	6.47	1.26%
Hypothetical (5% annual return before expenses)	1,000	1,019	6.31	1.26%
A Shares
Actual Return	1,000	1,066	9.17	1.79%
Hypothetical (5% annual return before expenses)	1,000	1,025	8.99	1.79%
D Shares
Actual Return	1,000	1,072	6.22	1.21%
Hypothetical (5% annual return before expenses)	1,000	1,019	6.06	1.21%

Small Companies Fund
Institutional Shares
Actual Return	1,000	1,069	6.16	1.20%
Hypothetical (5% annual return before expenses)	1,000	1,019	6.01	1.20%
A Shares
Actual Return	1,000	1,063	8.90	1.74%
Hypothetical (5% annual return before expenses)	1,000	1,016	8.70	1.74%

Small-Cap Fundamental Value Fund
Institutional Shares
Actual Return	1,000	1,117	6.35	1.21%
Hypothetical (5% annual return before expenses)	1,000	1,019	6.06	1.21%

Opportunity Fund
Institutional Shares
Actual Return	1,000	1,076	7.67	1.49%
Hypothetical (5% annual return before expenses)	1,000	1,017	7.45	1.49%

Maryland Bond Fund
Institutional Shares
Actual Return	1,000	1,022	2.56	0.51%
Hypothetical (5% annual return before expenses)	1,000	1,022	2.56	0.51%

Intermediate Income Fund
Institutional Shares
Actual Return	1,000	1,024	2.56	0.51%
Hypothetical (5% annual return before expenses)	1,000	1,022	2.56	0.51%
A Shares
Actual Return	1,000	1,022	3.61	0.72%
Hypothetical (5% annual return before expenses)	1,000	1,021	3.61	0.72%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 (to reflect the fiscal/half-year period).

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

				Number of
				Portfolios
		Term of		in Fund
		Office and		Complex[2]	Other
Name, Age and	Position with	Length of	Principal Occupation	Overseen by	Directorships
Address	the Trust[1]	Time Served	During Past Five Years	Trustees	Held
Independent Trustees of the Trust

Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	9	Trustee; PNC Funds, Inc.

Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	9	The Dana Foundation; The University of Virginia Law School Foundation.

Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Former owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	9	None.

Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	9	Independent Trustee, The Managers Funds; Trustee, Managers AMG Funds, Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel; formerly Independent Director, Guardian Mutual Funds.

Trustees and Executive Officers

Number of
Portfolios
		Term of		in Fund
		Office and		Complex[2]	Other
Name, Age and	Position with	Length of	Principal Occupation	Overseen by	Directorships
Address	the Trust[1]	Time Served	During Past Five Years	Trustees	Held
Officers of the Trust

Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President	Indefinite Term; Since January 2011.	Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC, since 1997.	Not Applicable.	Not Applicable.

Patrick J. Rudnick (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.

Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007).	Not Applicable.	Not Applicable.

Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).

[2]	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisory.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com within ten business days after calendar quarter end.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain dividends exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below.

	% of
	Tax-Exempt
	Income
	Distributions	QDI	DRD	QII	STCG%

For The Period Ended June 30, 2011:
Growth Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Value Equity Fund	0.00%	100.00%	100.00%	0.22%	0.00%
Flexible Value Fund	0.00%	100.00%	100.00%	0.60%	0.00%
Small Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Small Companies Fund	0.00%	100.00%	100.00%	0.29%	0.00%
Small-Cap Fundamental Value Fund	0.00%	18.60%	18.63%	0.35%	78.17%
Opportunity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Maryland Bond Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Intermediate Income Fund	0.00%	0.00%	0.00%	100.00%	0.00%

BROWN ADVISORY FUNDS

INVESTMENT ADVISOR
Brown Investment Advisory Incorporated
901 South Bond Street
Suite 400
Baltimore, Maryland 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

	Institutional Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP

Brown Advisory Growth Equity Fund	BIAGX	74316J201	BAGAX	74316J102
Brown Advisory Value Equity Fund	BIAVX	74316J409	BAVAX	74316J300
Brown Advisory Flexible Value Fund	BIAFX	74316J607	BAFVX	74316J508
Brown Advisory Small-Cap Growth Fund	BIASX	74316J805	BASAX	74316J706
Brown Cardinal Small Companies Fund	BIACX	74316J862	BASVX	74316J870
Brown Advisory Small-Cap Fundamental Value Fund	BIAUX	74316J854	BAUAX	74316J755
Brown Advisory Opportunity Fund	BIAOX	74316J847	—	—
Brown Advisory Maryland Bond Fund	BIAMX	74316J821	—	—
Brown Advisory Intermediate Income Fund	BIAIX	74316J797	BIATX	74316J813

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the periods covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Brown Advisory Growth Equity Fund

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$14,800	$5,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A
Brown Advisory Value Equity Fund

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$14,800	$5,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200

1

	FYE 6/30/2011	FYE 6/30/2010
All Other Fees	N/A	N/A
Brown Advisory Flexible Value Fund

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$14,800	$5,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A
Brown Advisory Small-Cap Growth Fund

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$14,800	$5,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A
Brown Cardinal Small Companies Fund

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$14,800	$5,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A
Brown Advisory Small-Cap Fundamental Value Fund

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$14,800	$5,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A
Brown Advisory Opportunity Fund

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$14,800	$5,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A
Brown Advisory Maryland Bond Fund

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$14,800	$5,100
Audit-Related Fees	N/A	N/A

2

	FYE 6/30/2011	FYE 6/30/2010
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A
Brown Advisory Intermediate Income Fund

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$14,800	$5,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
Brown Advisory Growth Equity Fund

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Brown Advisory Value Equity Fund

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

3

Brown Advisory Flexible Value Fund

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Brown Advisory Small-Cap Growth Fund

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Brown Cardinal Small Companies Fund

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Brown Advisory Small-Cap Fundamental Value Fund

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Brown Advisory Opportunity Fund

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Brown Advisory Maryland Bond Fund

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Brown Advisory Intermediate Income Fund

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

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Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

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(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Professionally Managed Portfolios

By (Signature and Title)
/s/ Eric W. Falkeis Eric W. Falkeis, President

Date	9/7/11

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Eric W. Falkeis Eric W. Falkeis, President

Date	9/7/11

By (Signature and Title)
/s/ Patrick J. Rudnick Patrick J. Rudnick, Treasurer

Date	8/25/11

*	Print the name and title of each signing officer under his or her signature.
Brown Advisory Funds 6.30.11 N-CSR

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